                                     [LOGO]

                             OLD GUARD GROUP, INC.
                                2929 LITITZ PIKE
                                 P.O. BOX 3010
                       LANCASTER, PENNSYLVANIA 17604-3010

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 19, 1997

To the Shareholders of Old Guard Group, Inc.:

    Notice is hereby given that the Annual Meeting (the "Meeting") of the holders of common stock (the "Common Stock") of Old Guard Group, Inc. (the "Company") will be held at the Harrisburg Marriott, 4650 Lindle Road, Harrisburg, Pennsylvania, on Tuesday, August 19, 1997, at 10:00 a.m., local time:

    1. To elect two Class I directors to hold office for three years from the date of election and until their successors shall have been elected and qualified (Matter No. 1).

    2.  To consider and act upon the Stock Compensation Program (Matter No. 2).

    3.  To consider and act upon the Management Recognition Plan (Matter No. 3).

    4. To ratify the appointment by the Company's Board of Directors of Coopers & Lybrand L.L.P. as the Company's independent auditors for the fiscal year ending December 31, 1997 (Matter No. 4).

    5. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

    Holders of record of issued and outstanding shares of Common Stock at the close of business on July 1, 1997 are entitled to notice of, and to vote at, the Meeting. Such shareholders may vote in person or by proxy. The stock transfer books of the Company will not be closed.

    The Board of Directors of the Company cordially invites you to attend the Meeting. Whether or not you are personally present, it is important that your shares be represented at the Meeting. Accordingly, please sign and return your proxy in the enclosed envelope.

                                          By Order of the Board of Directors,

                                                 [LOGO]

                                          Steven D. Dyer,
                                          Secretary

July 14, 1997
Lancaster, Pennsylvania

SHAREHOLDERS ARE URGED TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY IN THE ACCOMPANYING ENVELOPE. THE PROXY IS REVOCABLE AT ANY TIME BY A WRITTEN INSTRUMENT, INCLUDING A LATER DATED PROXY, SIGNED IN THE SAME MANNER AS THE PROXY AND RECEIVED BY THE SECRETARY OF THE COMPANY AT OR BEFORE THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY, IF YOU WISH, REVOKE YOUR PROXY BY VOTING IN PERSON.

                                     [LOGO]

                             OLD GUARD GROUP, INC.
                                2929 LITITZ PIKE
                                 P.O. BOX 3010
                       LANCASTER, PENNSYLVANIA 17604-3010

                            ------------------------

                                PROXY STATEMENT
                               FOR ANNUAL MEETING
                                AUGUST 19, 1997

                                    GENERAL

INTRODUCTION

    Old Guard Group, Inc. (the "Company") is a Pennsylvania business corporation headquartered at 2929 Lititz Pike, Lancaster, Pennsylvania 17601. The Company owns all of the capital stock of Old Guard Insurance Company ("Old Guard"), Old Guard Fire Insurance Company ("Old Guard Fire"),
Goschenhoppen-Home Insurance Company ("Goschenhoppen" and collectively with Old Guard and Old Guard Fire, the "Insurance Companies") and 80% of the capital stock of First Delaware Insurance Company ("First Delaware"). The Company also owns, directly and indirectly, interests in other insurance related entities.

SOLICITATION OF PROXIES

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the Annual Meeting (the "Meeting") of holders of common stock (the "Common Stock") of the Company to be held at the Harrisburg Marriott, 4650 Lindle Road, Harrisburg, Pennsylvania, at 10:00 a.m., local time, on Tuesday, August 19, 1997, and at any adjournment or adjournments thereof. The approximate date upon which this Proxy Statement and the accompanying proxy were first sent, given or otherwise made available to shareholders was July 14, 1997. In addition to the use of the mails, proxies may be solicited by personal interview and telephone by directors, officers and employees of the Company and its subsidiaries. The Company will pay all costs of soliciting proxies. In addition, the Company has retained Georgeson & Co., Inc. to assist with the solicitation of proxies at an estimated cost of $7,500 plus reasonable out-of-pocket expenses.

VOTING SECURITIES

    Holders of record of the Common Stock at the close of business on July 1, 1997 (the "Record Date") are entitled to notice of, and to vote at, the Meeting.

    At the Meeting, each shareholder is entitled to one vote for each share of Common Stock registered in the shareholder's name at the close of business on the Record Date. On the Record Date, there were 4,204,910 shares of Common Stock outstanding and, accordingly, holders of Common Stock are entitled to cast a total of 4,204,910 votes at the Meeting. Holders of Common Stock are not entitled to cumulate votes in elections of directors.

    If the enclosed form of proxy is appropriately marked, signed and returned in time to be voted at the Meeting, the shares represented by the proxy will be voted in accordance with the instructions marked thereon. Signed proxies not marked to the contrary will be voted "FOR" the election of the nominees of the Company's Board of Directors, "FOR" the adoption of the Stock Compensation Program (the "Plan"),

"FOR" the adoption of the Management Recognition Plan (the "MRP"), and "FOR" the ratification of Coopers & Lybrand L.L.P. as the Company's independent auditors for 1997. Signed proxies will be voted "FOR" or "AGAINST" each other matter that properly comes before the Meeting or any adjournment or adjournments thereof, at the discretion of the persons named as proxyholders.

RIGHT OF REVOCATION

    Any shareholder giving a proxy has the power to revoke it by a written instrument, including a later dated proxy, signed in the same manner as the proxy and received by the Secretary of the Company prior to its exercise. Any shareholder attending the Meeting may also revoke his proxy by voting in person at the Meeting.

QUORUM

    Under the Company's Bylaws, the presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast will constitute a quorum for the transaction of business at the Meeting.

PRINCIPAL SHAREHOLDERS

    The following table sets forth information, as of the Record Date, as to beneficial owners, either directly or indirectly, of 5% or more of the outstanding shares of Common Stock and as to the right and power of the Company, directly or indirectly, to vote shares of Common Stock.

                                                                                 AMOUNT AND NATURE       PERCENT
NAME AND ADDRESS OF                                                                OF BENEFICIAL           OF
OF BENEFICIAL OWNER                                                                  OWNERSHIP            CLASS
-------------------------------------------------------------------------------  ------------------  ---------------
Bank of Lancaster County, N.A.,................................................         405,491(1)(2)         9.64%
  Trustee of the Old Guard Group, Inc.
  Employee Stock Ownership Plan Trust
  Under Old Guard Group, Inc.
  Employee Stock Ownership Plan Trust Agreement
  dated January 1, 1997
  c/o Trust Technical Services
  1097 Commercial Avenue
  P.O. Box 38
  East Petersburg, PA 17520-0038

Quest Advisory Corp............................................................         405,000              9.63%
  1414 Avenue of the Americas
  9th Floor
  New York, NY 10019

------------------------

(1) As of July 1, 1997, 405,491 shares of Common Stock were held of record by a nominee for Bank of Lancaster County, N.A., trustee for the Old Guard Group, Inc. Employee Stock Ownership Plan (the "ESOP"). Once shares held by the ESOP are allocated to an individual employee account, shares are voted in the manner directed by the employee. Shares for which no direction is given are voted for or against all matters in the same proportion as shares allocated under the ESOP are voted for and against such matters. Because no shares held under the ESOP have yet been allocated to individual employee accounts, Bank of Lancaster County, N.A., as trustee for the ESOP, will vote shares held under the ESOP at the Meeting in its discretion.

(2) Pursuant to the provisions of the applicable governing instruments and/or in accordance with the applicable principles of fiduciary law, Bank of Lancaster County, N.A. has the right and power to vote these shares, either in person or by proxy, "FOR" the election, as directors, of nominees proposed by the Board of Directors (Matter No. 1), "FOR" the approval of the Plan (Matter No. 2), "FOR" the approval of the MRP (Matter No. 3) and "FOR" the ratification of Coopers & Lybrand L.L.P. as the Company's independent auditors for 1997 (Matter No. 4).

                                  MATTER NO. 1
                             ELECTION OF DIRECTORS

GENERAL

    The Articles of Incorporation of the Company provide that the Company's business shall be managed by a Board of Directors of not less than 6 and not more than 25 persons. The Company's Board, as provided in the Company's Articles of Incorporation, is divided into three classes: Class I, Class II and Class III, each class being as nearly equal in number as possible. Under the Company's Bylaws, a person elected to fill a vacancy on the Board of Directors serves as a director for the remaining term of office of the Class to which he or she was elected. The directors in each Class serve terms of three years each and until their successors are elected and qualified.

    The Board of Directors fixed the number of directors in Class I at two and has nominated the two nominees listed below for election as Class I directors. Each of the Board nominees for election as director is presently a director of the Company.

    The Bylaws of the Company permit nominations for election to the Board of Directors to be made by the Board of Directors or by any shareholder entitled to vote for the election of directors. All nominations are referred to the Nominating Committee of the Board of Directors for consideration. Nominations for director to be made at the Meeting by shareholders entitled to vote for the election of directors must be preceded by notice in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Company not less than 90 days prior to the Meeting, which notice must contain certain information specified in the Bylaws. No notice of nomination for election as a director has been received from a shareholder as of the date of this Proxy Statement. If a nomination is attempted at the Meeting that does not comply with the procedures required by the Bylaws or if any votes are cast at the Meeting for any candidate not duly nominated, then such nomination and/or such votes may be disregarded.

    The two nominees who receive the highest number of votes cast at the Meeting will be elected as Class I directors. Abstentions and broker non-votes will not constitute or be counted as "votes" cast for purposes of the Meeting. Shares represented by properly executed proxies will be voted for the two Class I nominees listed below unless otherwise specified on a shareholder's proxy card. Any shareholder who wishes to withhold authority from the proxyholders to vote for the election of directors, or to withhold authority to vote for any individual nominee, may do so by marking the proxy to that effect. No proxy may be voted for a greater number of persons than the number of nominees named.

    If any of the nominees listed below becomes unable to accept nomination or election, the proxyholders may exercise their voting power in favor of such other person or persons as the Board of Directors may recommend. The Company, however, at present has no reason to believe that any nominee listed below will be unable to serve as a director, if elected.

    The principal occupation for the last five years for each nominee for director and each continuing director, together with certain other relevant information, is set forth below.

               NOMINEES AS CLASS I DIRECTORS TO SERVE UNTIL 2000

                                                                                       BUSINESS EXPERIENCE
                                                          DIRECTOR                  FOR THE LAST FIVE YEARS;
NAME                                            AGE       SINCE(1)                     OTHER DIRECTORSHIPS
------------------------------------------      ---      -----------  -----------------------------------------------------
Luther R. Campbell, Jr....................          68         1992   Director, the Company, Old Guard and Goschenhoppen;
                                                                      Partner, Campbell Rappold & Yurasits LLP (C.P.A.
                                                                      firm); Director, Piel & Egan P.C. (law firm); Member,
                                                                      First Union North Advisory Board and First Union
                                                                      Lehigh Valley Advisory Board; prior thereto,
                                                                      Director, First Fidelity Bancorporation.
Robert L. Wechter.........................          68         1956   Director, the Company, Old Guard and Old Guard Fire;
                                                                      Owner, Robert L. Wechter Insurance Agency; prior
                                                                      thereto, Vice-President, Claims Department, Old
                                                                      Guard.

                CONTINUING CLASS II DIRECTORS SERVING UNTIL 1998

                                                                                       BUSINESS EXPERIENCE
                                                          DIRECTOR                  FOR THE LAST FIVE YEARS;
NAME                                            AGE       SINCE(1)                     OTHER DIRECTORSHIPS
------------------------------------------      ---      -----------  -----------------------------------------------------
James W. Appel............................          52         1980   Director, the Company and the Insurance Companies;
                                                                      Partner, Appel & Yost LLP (law firm); Vice President,
                                                                      Aardvark Abstracting, Inc. (title insurance agency).
M. Scott Clemens..........................          49         1994   Director, the Company and Old Guard; President/Owner,
                                                                      John T. Fretz Insurance Agency, Inc.; prior thereto,
                                                                      Insurance Agent,
                                                                      P/C Insurance Agency.
G. Arthur Weaver..........................          63         1966   Director, Old Guard and Old Guard Fire; Insurance and
                                                                      Real Estate Agent, George A. Weaver, Inc.; Director,
                                                                      Sovereign Bancorp, Inc. and Sovereign Bank, F.S.B.

               CONTINUING CLASS III DIRECTORS TO SERVE UNTIL 1999

                                                                                       BUSINESS EXPERIENCE
                                                          DIRECTOR                  FOR THE LAST FIVE YEARS;
NAME                                            AGE       SINCE(1)                     OTHER DIRECTORSHIPS
------------------------------------------      ---      -----------  -----------------------------------------------------
John E. Barry.............................          71         1971   Director, the Company and Old Guard Fire; Retired
                                                                      Representative, Hopper Soliday & Co., Inc.
                                                                      (investment banking and brokerage firm); prior
                                                                      thereto, Registered Representative, Hopper Soliday &
                                                                      Co., Inc.
David E. Hosler...........................          46         1985   Chairman, President, Chief Executive Officer and
                                                                      Director, the Company; Director and Chairman, the
                                                                      Insurance Companies; President and Chief Executive
                                                                      Officer, Old Guard and Old Guard Fire; Chief
                                                                      Executive Officer, Goschenhoppen.
Richard B. Neiley, Jr.....................          70         1991   Director, the Company and the Insurance Companies;
                                                                      Retired Insurance Executive, Harleysville Insurance
                                                                      Group; prior thereto Independent Insurance
                                                                      Consultant.

------------------------
(1) Indicates year first elected as a director of one or more of the Insurance Companies. All members of the Board of Directors of the Company have served as directors of the Company since its incorporation in May 1996.

SECURITY OWNERSHIP OF MANAGEMENT

    The following table sets forth information concerning the number of shares of Common Stock held as of the Record Date by each nominee for director, each present director and each named executive officer set forth in the compensation tables herein.

                                                                         AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP
                                                                    ----------------------------------------------------
                                                                                    SOLE        SHARED
                                                                       TOTAL      VOTING OR    VOTING OR
                                                                    BENEFICIAL   DISPOSITIVE  DISPOSITIVE   PERCENT OF
NAME OF BENEFICIAL OWNER                                             OWNERSHIP      POWER        POWER       CLASS(1)
------------------------------------------------------------------  -----------  -----------  -----------  -------------
DIRECTORS
James W. Appel....................................................       1,400        1,400            0             *
John E. Barry.....................................................       2,000        1,000        1,000             *
Luther R. Campbell, Jr.(2)........................................       3,000        3,000            0             *
M. Scott Clemens..................................................       8,500        7,000        1,500             *
David E. Hosler...................................................      40,000       40,000            0             *
Richard B. Neiley, Jr.............................................       2,000        2,000            0             *
G. Arthur Weaver..................................................       1,500        1,500            0             *
Robert L. Wechter(2)..............................................         500          500            0             *

OTHER NAMED EXECUTIVE OFFICERS
Mark J. Keyser....................................................      10,000       10,000            0             *
Scott A. Orndorff.................................................      10,000       10,000            0             *
All directors and named executive officers as a group
  (10 persons)....................................................      78,900       76,400        2,500          1.64%

------------------------

(1) Unless otherwise indicated, amount owned does not exceed 1% of the total number of shares of Common Stock outstanding on the Record Date.

(2) Indicates a nominee for election as a Class I director at the Meeting.

COMMITTEES OF THE BOARD OF DIRECTORS

    Pursuant to the Company's Bylaws, the Board of Directors is authorized to create an Audit Committee and such other permanent or temporary committees as it deems necessary. As of December 31, 1996, the Board of Directors had established a Nominating Committee, an Audit Committee and a Compensation Committee. Because the Company was formed to become the holding company for the Insurance Companies and this transaction was not completed until February 11, 1997, none of the Committees met in 1996.

    The Nominating Committee makes recommendations to the Board of Directors with respect to qualifications and nominations of directors. The present members of the Nominating Committee are Messrs. Barry, Clemens, and Weaver. In determining its recommendations to the Company's Board, the Nominating Committee will consider nominees recommended by shareholders.

    The Audit Committee serves as the principal liaison among the Board of Directors, the Company's independent certified public accountants and the Company's internal audit staff in connection with the audit function. In addition, the Audit Committee makes recommendations to the Board of Directors concerning the designation of the Company's independent certified public accountants to audit the books and accounts of the Company and the performance of nonaudit services. The present members of the Audit Committee are Messrs. Campbell, Weaver and Wechter.

    The Compensation Committee makes recommendations to the Board of Directors with respect to compensation of members of the Company's executive staff and makes awards under the Company's compensation plans. The members of the Compensation Committee are Messrs. Appel, Campbell and Neiley.

BOARD MEETINGS

    During 1996, the Company Board of Directors held six regular meetings. Each member of the Board attended at least 75% of the aggregate number of meetings of the Board.

COMPENSATION PAID TO DIRECTORS

    Directors are paid an annual retainer of $10,000. Directors of Old Guard, Old Guard Fire and Goschenhoppen receive an annual retainer of $5,400, $2,400 and $900, respectively, and each director is entitled to receive a minimum annual retainer of $2,600 regardless of the number of boards on which he serves. Directors also receive up to $150 for each committee meeting attended. Directors of the Company or the Insurance Companies who receive a salary from the Insurance Companies or their affiliates are not entitled to receive an annual retainer or other additional compensation for services rendered as directors or committee members.

                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

    The Compensation Committee is charged with the review and implementation of the compensation for the Company's executive officers, each of whom is an employee of Commonwealth Insurance Managers, Inc. ("CIMI"). CIMI, a Pennsylvania corporation, is an indirect subsidiary of the Company that operates for the purpose of employing and paying the senior management of the Insurance Companies. The Compensation Committee also oversees the Company's management development and succession programs.

    The Compensation Committee was not active in setting the compensation of the executive officers in 1996 because the Insurance Companies did not convert to stock insurance companies until February 11, 1997. To date, the compensation of the Company's executive officers has been administered by the Personnel Committee of CIMI. The practices and procedures discussed in this report reflect those of the Personnel Committee, and the Compensation Committee plans to continue these practices and procedures. (For purposes of this report, the Compensation and Personnel Committees will be referred to collectively as the "Committee.")

    The Committee bases its compensation recommendations on information derived from multiple sources, including the Company's Human Resources Department, industry surveys, and recommendations of management. The Committee believes that consideration of these diverse sources of information helps to create a balanced and appropriate compensation program.

    The Committee has considered factors such as the following in establishing executive compensation:

        -- the personal performance of the executive officer;

        -- the achievement of annual corporate goals;

        -- the achievement of an acceptable return on equity; and

        -- the need of the Company to attract, retain and motivate superior management.

    The consideration of these different factors permits the encouragement of corporate goals, including but not limited to, sustained and consistent management; enhancement of shareholder value; and the completion of strategic initiatives. Reflecting these different factors, the compensation program for executive officers to date contains two principal components:

    1. Base Salary--Base salary is based upon a general competitive review and a review of industry-specific data based on a peer group. The peer group is determined primarily by size of company and geographic locale. Base salary is discretionary on the part of the Committee and reflects corporate performance as well as an evaluation of the executive officer's performance of his or her duties. The Company generally sets its competitive salary midpoint for an executive officer position at the median level compared to those companies that it surveys. A salary range based on this midpoint is then developed.

    2. Senior Management Incentive Bonus Plan--This plan is discretionary on the part of the Committee and is designed to direct executive officer attention to the attainment of corporate performance. CIMI is a party to a management agreement with each of the Insurance Companies. Bonuses to executive officers are only available to be paid from the profits of CIMI, which can be attained from two sources: (i) operations, which includes fees payable under the management agreements and interest earned, or (ii) profit sharing earned pursuant to a formula in the management agreements. In awarding bonus compensation to the executive officers, the Committee considers all factors surrounding the executive's performance.

COMPENSATION OF EXECUTIVE OFFICERS

    The base salary of chief executive officer David E. Hosler was unchanged in 1996 compared to 1995 at his request so as not to be an issue in, or affected by, the conversion of the three Insurance Companies from mutual to stock insurance companies. The base salaries of the other executive officers were adjusted by the Committee in December 1996. The total compensation of executive officers, composed of base salary and a Senior Management Incentive Bonus Plan award, was compared with compensation packages of similar officers within the insurance industry.

    The limits on full deductibility of compensation for the Company permitted by Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), are not currently an issue for the Company because compensation levels for Mr. Hosler and the Named Executive Officers do not currently exceed the $1,000,000 threshold figure. Income realized from exercises of future stock options will be deductible if the proposed Plan is approved by shareholders at the Meeting. The Company will, of course, continue to monitor this issue and will take appropriate action to respond to developments and growth in compensation.

MANAGEMENT RECOGNITION AND STOCK COMPENSATION PLANS

    The Committee believes that the Plan and MRP, if adopted at the Meeting, will constitute an important part of the Company's compensation programs that are designed to encourage directors and employees of the Company and the Insurance Companies to increase their stake in the Company and to more significantly align their interests with those of the Company's shareholders. The Committee believes adoption and implementation of the Plan and the MRP will advance the interests of the Company and its shareholders by giving participants a proprietary and vested interest in the Company and an increased incentive to contribute to the success of the Company. The Committee also believes adoption and implementation of the Plan and the MRP will aid the Company in attracting, retaining, and encouraging competent and dedicated management level employees.

                                          COMPENSATION COMMITTEE

                                          James W. Appel, Chairperson

                                          Luther R. Campbell, Jr.

                                          Richard B. Neiley, Jr.

COMPENSATION PAID TO EXECUTIVE OFFICERS

    The executive officers of the Company received no compensation from the Company in 1996. The following table sets forth information regarding the compensation of the Chief Executive Officer, the Chief Financial Officer and the Executive Vice President of the Company for each of the years ended December 31, 1994, 1995 and 1996. The amounts below represent the aggregate compensation paid to such executive officers by CIMI. No other executive officer of the Company received compensation in excess of $100,000 for the year ended December 31, 1996.

                                                                                                    OTHER      ALL OTHER
                                                                                                   ANNUAL       COMPEN-
                                                                                                   COMPEN-      SATION
NAME AND PRINCIPAL POSITION                                      YEAR     SALARY(1)     BONUS     SATION(2)     (3)(4)
-------------------------------------------------------------  ---------  ----------  ---------  -----------  -----------
David E. Hosler,.............................................       1996  $  188,386  $  27,851   $  --        $  20,091
  Chairman, President and                                           1995     174,769     10,501      --           16,370(5)
  Chief Executive Officer                                           1994     163,192     15,000      --           16,053(5)

Mark J. Keyser,..............................................       1996     110,878      8,160      --            9,261
  Chief Financial Officer and                                       1995     101,539      8,000      --            8,540
  Treasurer                                                         1994      95,962     15,000      --            8,040

Scott A. Orndorff,...........................................       1996      98,144     10,368      --           10,206
  Executive Vice President                                          1995      85,777     10,000      --            7,466
                                                                    1994      77,731      6,000      --            8,552(6)

------------------------

(1) Includes amounts that were deferred pursuant to Old Guard's 401(k) plan. Under the 401(k) plan, employees who elect to participate may elect to have earnings reduced and to cause the amount of such reduction to be contributed to the 401(k) plan's related trust in an amount up to 12% of earnings. Any employee who has completed 1 year of service and has worked 1,000 hours in a plan year is eligible to participate in the 401(k) plan.

(2) CIMI provided other benefits to the executive officers in connection with their employment. The value of such personal benefits, which is not directly related to job performance, is not included in the table above because the value of such benefits does not exceed the lesser of $50,000 or 10% of the salary and bonus paid to any executive officer.

(3) Includes amounts contributed under the Old Guard 401(k) plan for the benefit of the executive officer. Old Guard will make a matching contribution equal to 100% of the employee's salary reduction up to a maximum of 3% of the employee's salary.

(4) Includes amounts contributed under a Profit Sharing Plan for the benefit of the executive officer.

(5) Includes the amount of insurance premiums paid by the Insurance Companies with respect to a split dollar term life insurance policy.

(6) Includes fair rental value of residential property owned by Old Guard.

EMPLOYMENT AGREEMENTS

    CHIEF EXECUTIVE OFFICER. As of June 1, 1996, Mr. David E. Hosler entered into an Employment Agreement with the Company and CIMI. The Employment Agreement has an initial three-year term and provides for automatic annual one-year extensions commencing on June 1, 1997 and continuing on each June 1 thereafter unless the Company or Mr. Hosler gives prior written notice of nonrenewal. Under the Employment Agreement, Mr. Hosler is entitled to receive an annual base salary of not less than $180,000. In addition, Mr. Hosler is entitled to participate in any other incentive compensation and employee benefit plans that the Company maintains.

    In the event the Company terminates Mr. Hosler's employment for "Cause" as defined in the Employment Agreement, Mr. Hosler would be entitled to receive his accrued but unpaid base salary and an amount for all accumulated but unused leave time. In the event the Company terminates Mr. Hosler's employment without Cause, Mr. Hosler would be entitled to receive an annual amount equal to the greater of (i) his highest base salary received during one of the two years immediately preceding the year in which he is terminated, or (ii) his base salary in effect immediately prior to his termination for the remainder of the term of the Employment Agreement. In addition, Mr. Hosler would be entitled to continuation annually during the remaining term of the Employment Agreement, of
(i) an amount equal to the higher of the aggregate bonuses paid to him in one of the two years immediately preceding the year in which he is terminated and (ii) an amount equal to the sum of the highest annual contribution made on his behalf (other than his own salary reduction contributions) to each of the Company's tax qualified and nonqualified defined contribution plans (as such term is defined in Section 3(35) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) in the year in which he is terminated or in one of the two years immediately preceding such year. Mr. Hosler would also be entitled to certain retirement, health and welfare benefits.

    In the event Mr. Hosler terminates his employment with the Company for "Good Reason," as defined in the Employment Agreement, Mr. Hosler would be entitled to receive the same amounts and benefits he would receive if terminated without Cause. In the event Mr. Hosler terminates his employment with the Company without Good Reason, Mr. Hosler would be entitled to receive his accrued but unpaid base salary until the date of termination and an amount for all accumulated but unused leave time.

    In the event of Mr. Hosler's death or disability during the term of his Employment, Mr. Hosler and his eligible dependents or his spouse and her eligible dependents, as the case may be, would be entitled to receive certain cash amounts and certain health and welfare benefits.

    In the event that Mr. Hosler is required to pay any excise tax imposed under
Section 4999 of the Code (or any similar tax imposed under federal, state or local law) as a result of any compensation and benefits received under the Employment Agreement in connection with a change in control, the Company will pay to Mr. Hosler an additional amount such that the net amount retained by him, after the payment of such excise taxes (and any additional income tax resulting from such payment by the Company), equals the amount he would have received but for the imposition of such taxes.

    The Employment Agreement further provides that in the event Mr. Hosler's employment is terminated for Cause or without Good Reason prior to a "Change in Control," as defined in the Employment Agreement, Mr. Hosler may not, for a period of twelve months after the date of termination, without the prior written consent of the Company's Board of Directors, become an officer, director, shareholder or equity owner of 4.9% or more of any entity engaged in the property and casualty insurance business with its corporate headquarters located within fifty miles of Lancaster, Pennsylvania. In addition, during Mr. Hosler's employment and for a period of 12 months following the termination of his employment, except following a Change in Control, Mr. Hosler may not solicit, endeavor to entice away from the Company, its subsidiaries or affiliates, or otherwise interfere with the relationship of the Company or its subsidiaries or affiliates with any person who is, or was within the then most recent 12-month period, an employee or associate of the Company or any of its subsidiaries or affiliates.

    OTHER NAMED EXECUTIVE OFFICERS. As of June 1, 1996, Mr. Mark J. Keyser and Scott A. Orndorff entered into Employment Agreements with the Company and CIMI. The Employment Agreements have an initial three-year term and provide for automatic annual one-year extensions commencing on June 1, 1997 and continuing on each June 1 thereafter. Under the Employment Agreements, Messrs. Keyser and Orndorff are entitled to receive annual base salaries of not less than $106,080 and $94,000, respectively.

    In the event the Company terminates an Executive Officer's employment for "Cause," as defined in the Employment Agreement, the executive would be entitled to receive his accrued but unpaid base salary and an amount for all accumulated but unused leave time.

    In the event the Company terminates an Executive Officer's employment without Cause, the Executive Officer would be entitled to receive an amount equal to the greater of (i) his highest base salary received during one of the two years immediately preceding the year in which he is terminated, or (ii) his base salary in effect immediately prior to his termination for the two-year period, beginning with the date of termination. In addition, the Executive Officer would be entitled to continuation, for two years, of (i) an amount equal to the higher of the aggregate bonuses paid to him in one of the two years immediately preceding the year in which he is terminated and (ii) an amount equal to the sum of the highest annual contribution made on his behalf (other than his own salary reduction contributions) to each of the Company's tax qualified and non-qualified defined contribution plans (as such term is defined in Section 3(35) of ERISA), in the year in which he is terminated or in one of the two years immediately preceding such year. The Executive Officer would also be entitled to certain retirement, health and welfare benefits.

    In the event the Executive Officer terminates his employment with the Company for "Good Reason," as defined in the Employment Agreement, the Executive Officer would be entitled to receive the same amounts and benefits he would receive if terminated without Cause. In the event the Executive Officer terminates his employment with the Company without Good Reason, the Executive Officer would be entitled to receive his accrued but unpaid base salary and an amount for all accumulated but unused leave time.

    In the event of the Executive Officer's death or disability during the term of the Employment Agreement, the Executive Officer and his eligible dependents or his spouse and her eligible dependents, as the case may be, would be entitled to receive certain cash amounts and certain health and welfare benefits.

    In the event that the Executive Officer is required to pay any excise tax imposed under Section 4999 of the Code (or any similar tax imposed under federal, state or local law) as a result of any compensation and benefits received under his Employment Agreement in connection with a change in control, the Company will pay to the Executive Officer an additional amount such that the net amount retained by him, after the payment of such excise taxes (and any additional tax resulting from such payment by the Company), equals the amount he would have received but for the imposition of such taxes.

    The Employment Agreement for each Executive Officer further provides that in the event the Executive Officer's employment is terminated for Cause or he voluntarily terminates his employment prior to a "Change in Control," as defined in the Employment Agreement, the Executive Officer may not for a period of twelve months after the date of termination, without the prior written consent of the Company's Board of Directors, become an officer, director, shareholder or equity owner of 4.9% or more of any entity engaged in the property and casualty insurance business with its corporate headquarters located within fifty miles of Lancaster, Pennsylvania. In addition, during the Executive Officer's employment and for a period of 12 months following the termination of his employment, except following a Change in Control, the Executive Officer may not solicit, endeavor to entice away from the Company, its subsidiaries or affiliates, or otherwise interfere with the relationship of the Company or its subsidiaries or affiliates with any person who is, or was within the most recent 12-month period, an employee or associate of the Company or any of its subsidiaries or affiliates.

PERFORMANCE GRAPH

    Set forth below is a graph comparing the percentage change in the cumulative total shareholder return on the Common Stock against the cumulative total return on the Nasdaq Composite Index and the Nasdaq Insurance Index since February 18, 1997, the date on which the Common Stock commenced trading on the Nasdaq/National Market System. The graph assumes an initial investment of $100.00.

                             OLD GUARD GROUP, INC.
                         STOCK PRICE PERFORMANCE GRAPH

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            2/18/97    2/28/97    3/31/97    4/30/97    5/30/97    6/30/97
OGGI             100        135      137.5      137.5      142.5      147.5
CCMP             100      95.84      89.96      92.31     102.53     105.59
CINS             100      99.22      94.98      95.12     101.98     109.83

OGGI=Old Guard Group., Inc., CCMP=NASDAQ Composite Index, CINS=NASDAQ Insurance Index.

                                  MATTER NO. 2
                 PROPOSAL TO APPROVE STOCK COMPENSATION PROGRAM

GENERAL

    The Board of Directors of the Company believes that the Plan constitutes an important part of the Company's compensation programs that are designed to encourage directors and employees of the Company and the Insurance Companies to increase their stake in the Company and, thus, to more significantly align their interests with those of the Company's shareholders. The Board of Directors of the Company adopted the Plan on December 20, 1996 in the form attached to this Proxy Statement as Exhibit "A." The Plan is subject to shareholder approval.

    The purpose of the Plan is to provide incentive compensation opportunities for selected officers, key employees and directors of the Company. The Plan is intended to advance the interests of the Company and its shareholders by giving participants a proprietary and vested interest in the Company and an increased incentive to contribute to the success of the Company. The Plan will also aid the Company in attracting, retaining and encouraging competent and dedicated management level employees.

SUMMARY OF PLAN

    The following summary of the Plan is qualified in its entirety by reference to the text of the Plan.

    The Plan authorizes the issuance of up to 420,491 shares of Common Stock to employees and directors of the Company and its subsidiaries. Directors who are not full-time employees of the Company shall be eligible to receive only nonqualified stock options under the Plan. The number of shares authorized to be issued under the Plan and outstanding awards granted under the Plan are subject to adjustment in the event of stock dividends, stock splits and similar transactions. Awards under the Plan may be granted in the form of nonqualified stock options, incentive stock options, stock appreciation rights and performance shares. Shares that are issued pursuant to awards granted under the Plan will be authorized but previously unissued shares or treasury shares. Shares issuable pursuant to awards, which by reason of the expiration, cancellation or other termination of awards prior to issuance are not issued, will be available for issuance in connection with future awards.

    The Plan will be administered by the Compensation Committee (the "Compensation Committee") of the Board of Directors. The Compensation Committee currently consists of Directors James W. Appel, Luther R. Campbell, Jr., and Richard B. Neiley, Jr. The Compensation Committee will select the employees to whom options, stock appreciation rights and performance shares are to be granted and the terms and conditions of such awards (provided that any discretion exercised by the Compensation Committee must be consistent with the terms of the
Plan).

    The Company will receive no monetary consideration for the granting of awards under the Plan, and will receive no monetary consideration other than the exercise price for each share issued to optionees upon the exercise of options.

    Although directors and officers of the Company generally would be prohibited under the federal securities laws from profiting from certain purchases and sales of shares of Common Stock within any six-month period, they generally will not be prohibited by such laws from exercising options and immediately selling the shares they receive.

NONQUALIFIED STOCK OPTIONS

    The purchase price for shares of Common Stock subject to purchase upon exercise of nonqualified stock options shall be equal to or less than the fair market value of the shares on the date of grant, as determined by the Compensation Committee. Each nonqualified stock option shall expire on the date determined by the Compensation Committee, but in no event shall any such option expire later than 10 years and one month after the date of grant.

    A nonqualified stock option may be exercised by a participant only while he is an employee of the Company or a subsidiary, except in the case of death or disability. Upon the exercise of a nonqualified stock option, payment may be made in cash, and, if permitted by the Compensation Committee, in shares of Common Stock or by combination of cash and shares of Common Stock.

    For federal income tax purposes, a participant who received a nonqualified stock option will not recognize taxable income upon the grant of the option; however, upon exercise of a nonqualified stock option, the participant will recognize taxable income in an amount equal to the excess of the fair market value of the stock on the date the option is exercised over the price paid for the stock. The Company will be entitled to a deduction in the year of exercise in an amount equal to the amount of income recognized by the participant. The foregoing tax discussion is intended as a summary only and the federal income tax consequences to a participant and to the Company may vary from those described above, depending upon individual actions and circumstances.

INCENTIVE STOCK OPTIONS

    The Compensation Committee will fix the option price and the period during which each incentive stock option may be exercised, but in no case may the option price be less than 100 percent of the fair market value of the shares on the day an incentive stock option is granted. If the participant owns more than 10 percent of the total combined voting power of all classes of stock of the Company, the option price may not be less than 110 percent of the fair market value of the Common Stock on the day the incentive stock option is granted.

    An incentive stock option may not be exercised later than 10 years after the date it is granted; provided, however, that if the participant owns more than 10 percent of the combined voting power of all classes of stock of the Company, an incentive stock option may not be exercised later than five years after the date it is granted.

    An incentive stock option may be exercised by a participant only while he is an employee of the Company or a subsidiary, except in the case of death or disability. Upon exercise of an incentive stock option, payment may be made in cash, and, if permitted by the Compensation Committee, in shares of Common Stock or by a combination of cash and shares of Common Stock.

    Incentive stock options granted under the Plan are intended to qualify as incentive stock options as defined in Section 422 of the Code. Under the provisions of the Code, an employee who acquires stock through the exercise of an incentive stock option will not recognize taxable income upon either the grant of the option or upon the exercise of the option. For federal income tax purposes, if the stock acquired by the exercise of an incentive stock option is held until the later of: (i) two years from the date of the grant, and (ii) one year from the date of exercise, any gain (or loss) recognized on the sale or exchange of the stock will be treated as long-term capital gain (or loss) and the Company will not be entitled to any deduction. If stock acquired by the exercise of an incentive stock option is sold or exchanged before the expiration of the required holding period, the participant will recognize ordinary income in the year of disposition in an amount equal to the difference between the option price and the lesser of: (i) the fair market value of the shares on the date of exercise, and (ii) the selling price. In addition, if the shares are sold or exchanged at a price greater than the fair market value of the shares on the date the option was exercised, the amount of the difference will be recognized as short-term or long-term capital gain, depending upon how long the shares were held prior to disposition. In the event of such a nonqualifying disposition, the Company will be entitled to a compensation expense deduction in the year in which the disposition occurs in an amount equal to the amount of ordinary income recognized by the participant. The foregoing tax discussion is intended as a summary only and the federal income tax consequences to a participant and to the Company may vary from those described above, depending upon individual actions and circumstances.

STOCK APPRECIATION RIGHTS

    A stock appreciation right entitles a participant to receive from the Company an amount equal to the positive difference between the fair market value of a share of Common Stock at the time an award is granted and the fair market value of a share of Common Stock on the date of exercise of the stock appreciation right or some percentage of such difference, as determined by the Compensation Committee. Stock appreciation rights may be granted only in tandem with an option.

    The Compensation Committee will fix the period during which a stock appreciation right may be exercised, subject to the provisions of the Plan. The Compensation Committee may determine whether a stock appreciation right will be settled in cash, in shares of Common Stock or in a combination of cash and shares of Common Stock.

PERFORMANCE SHARES

    Performance shares entitle a participant to earn a designated number of shares of Common Stock, based upon the achievement of performance goals established in advance by the Compensation Committee during a period of time established as a performance cycle by the Compensation Committee. At the expiration of a performance cycle, the Compensation Committee will determine the number of performance shares that have been earned by a participant on the basis of performance in relation to established performance goals. Payment of performance shares may be made in cash in lieu of shares of Common Stock. A participant must be an employee of the Company or a subsidiary at the end of a performance cycle in order to be entitled to payment of performance shares.

    To the extent permitted by law and subject to certain limitations set forth in the Plan, the Board of Directors of the Company may amend or revise the terms of the Plan. The Plan shall terminate on December 20, 2006, ten years from the date the Plan was adopted by the Board of Directors of the Company.

NEW PLAN BENEFITS TABLE

    An initial grant under the Plan of nonqualified stock options to acquire 237,286 shares of Common Stock was made on February 11, 1997, the date of the closing of the Company's initial public offering. No stock appreciation rights or performance shares have been granted under the Plan. The following table sets forth the benefits received by the following individuals pursuant to the Plan:
(i) the executive officers of the Company; (ii) all current executive officers as a group; (iii) all current directors of the Company and its subsidiaries who are not executive officers as a group; and (iv) all employees including all current officers who are not executive officers, as a group. These awards are subject to shareholder approval of the Plan.

                               NEW PLAN BENEFITS

NAME AND POSITION                                                              DOLLAR VALUE ($)   NUMBER OF UNITS(2)
-----------------------------------------------------------------------------  -----------------  ------------------
David E. Hosler,.............................................................             (1)             59,321
  Chairman, President and
  Chief Executive Officer
Mark J. Keyser,..............................................................             (1)             26,695
  Chief Financial Officer
  and Treasurer
Scott A. Orndorff,...........................................................             (1)             26,695
  Executive Vice President
Steven D. Dyer,..............................................................             (1)             26,695
  Secretary and General Counsel
Donald W. Manley,............................................................             (1)             13,347
  Vice President
Barbara E. Lukawski,.........................................................             (1)             13,347
  Vice President of Human Resources
All executive officers as a group (6 persons)................................             (1)            166,100
All directors of the Company and subsidiaries who are not
  executive officers, as a group (13 persons)................................             (1)             71,186
All employees who are not executive officers, as group.......................            N/A                 N/A

------------------------

(1) The exercise price for options granted under the Plan is $10.00 per share of Common Stock, which is the price at which the Company sold its Common Stock in its initial public offering. The closing price of the Common Stock on the Nasdaq/NMS on July 9, 1997 was $15.44 per share.

(2) The number of units shown corresponds to the number of the Company's shares underlying options that have been granted under the Plan to the optionees.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR ADOPTION OF THE PLAN. The affirmative vote of a majority of all votes cast at the meeting is required to adopt the Plan. Abstentions and broker non-votes will not constitute or be counted as "votes" cast for purposes of the Meeting. All proxies will be voted "FOR" adoption of the Plan unless a shareholder specifies to the contrary on such shareholder's proxy card.

                                  MATTER NO. 3
                PROPOSAL TO APPROVE MANAGEMENT RECOGNITION PLAN

GENERAL

    The Board of Directors of the Company believes that the MRP constitutes an important part of the Company's compensation programs that are designed to encourage directors and executive officers of the Company and the Insurance Companies to increase their stake in the Company and, thus, to more significantly align their interests with those of the Company's shareholders. The Board of Directors of the Company adopted the MRP on December 20, 1996 in the form attached to this Proxy Statement as Exhibit "B." The MRP is subject to shareholder approval.

    The purpose of the MRP is to provide incentive compensation opportunities for selected officers, key employees and directors of the Company. The MRP is intended to advance the interests of the Company and its shareholders by giving participants a proprietary and vested interest in the Company and an increased incentive to contribute to the success of the Company. The MRP will also aid the Company in attracting, retaining and encouraging competent and dedicated management level employees.

SUMMARY OF MRP

    The following summary of the MRP is qualified in its entirety by reference to the text of the MRP.

    The MRP will be managed through a separate trust (the "MRP Trust"). The trustees of the MRP Trust (the "MRP Trustees"), who are the members of the Compensation Committee, have the responsibility to invest all funds contributed to the MRP Trust. The Company will contribute sufficient funds to the MRP Trust so that the MRP Trust will be able to purchase up to 168,196 shares of Common Stock (4% of the shares of the Common Stock issued in the Company's initial public offering) either in the open market or directly from the Company from authorized but previously unissued shares or treasury shares. It is possible that the Company's Board of Directors will impose certain transfer restrictions on the shares of Common Stock that the Company sells to the MRP, and that these restrictions will reduce their value, for financial reporting purposes, to a price below the fair market value of freely transferrable shares as of the date of such sale.

    It is anticipated that all shares of Common Stock purchased by the MRP Trust will be granted to eligible directors and executive officers at no cost to them pursuant to the terms of the MRP. Unless the Compensation Committee decides to the contrary (which is not expected to occur in the case of awards made on the MRP's effective date), vesting will occur at the rate of 20% per year of service following the award date. Unvested shares held in the MRP Trust shall be voted by the MRP Trustees in the same proportion as the trustee of the Company's Employee Stock Ownership Plan trust votes Common Stock held therein, and shall be distributed as the award vests. Any participant who receives a share award under the MRP will be entitled to receive any dividends paid on the shares of Common Stock subject to such award. At the election of the participant, but subject to approval by the Compensation Committee, unvested shares that would otherwise be held by the MRP Trust may be distributed to the participant in the form of restricted stock subject to forfeiture. A participant who has received restricted shares may vote such shares, will receive any dividends paid thereon, and will be able to exchange restricted shares for unrestricted shares as vesting occurs.

    If an employee terminates employment for reasons other than retirement at or after age 65, death or disability, he or she forfeits all rights to the allocated shares under restriction. If the employee's termination is caused by retirement at or after age 65, death or disability, all restrictions expire and all shares allocated become vested and, consequently, unrestricted. The same vesting rules apply to directors except that the director retirement age is 70.

    Participants will recognize compensation income when their interests vest, or at such earlier date pursuant to a participant's election to accelerate income recognition pursuant to Section 83(b) of the Code.

    To the extent permitted by law and subject to certain limitations set forth in the MRP, the Company's Board of Directors can amend or terminate the MRP at any time. Upon termination of the MRP, any shares not allocated will revert to the Company. The MRP shall remain in effect until the earlier of (i) 21 years from the effective date (December 20, 2017), (ii) termination by the Board of Directors, or (iii) the distribution of all assets of the MRP Trust.

NEW PLAN BENEFITS TABLE

    The initial grant of awards under the MRP is expected to be made on the date of the Meeting. The Company presently intends to cause the MRP Trust to purchase shares in the open market to fund initial awards under the MRP. The following table sets forth the benefits expected to be received by the following individuals pursuant to the MRP: (i) the executive officers of the Company; (ii) all current executive officers as a group; (iii) all current directors of the Company and the subsidiaries who are not executive officers as a group; and (iv) all employees including all current officers who are not executive officers, as a group. These awards are subject to shareholder approval of the MRP.

                               NEW PLAN BENEFITS

                                                                                                           NUMBER OF
NAME AND POSITION                                                                      DOLLAR VALUE ($)    UNITS(2)
-------------------------------------------------------------------------------------  -----------------  -----------
David E. Hosler,.....................................................................
  Chairman, President and Chief Executive Officer                                                 (1)         35,593
Mark J. Keyser,......................................................................
  Chief Financial Officer and Treasurer                                                           (1)         14,095
Scott A. Orndorff,...................................................................
  Executive Vice President                                                                        (1)         14,095
Steven D. Dyer,......................................................................
  Secretary and General Counsel                                                                   (1)         14,095
Donald W. Manley,....................................................................
  Vice President                                                                                  (1)         14,095
Barbara E. Lukawski,.................................................................
  Vice President of Human Resources                                                               (1)          7,687
All executive officers as a group (6 persons)........................................             (1)         99,660
All directors of the Company and subsidiaries who are not executive officers, as a
  group (13 persons).................................................................             (1)         42,711
All employees who are not executive officers, as group...............................            N/A             N/A

------------------------

(1) MRP awards will vest over a five-year period at the rate of 20% per year. The compensation value of each 20% increment will depend on the market price of the Common Stock on each respective vesting date. The closing price of the Common Stock on the Nasdaq/NMS on July 9, 1997 was $15.44 per share.

(2) The number of units shown corresponds to the number of shares of Common Stock that are expected to be granted under the MRP to the participants.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR ADOPTION OF THE MRP. The affirmative vote of a majority of all votes cast at the Meeting is required to adopt the MRP. Abstentions and broker non-votes will not constitute or be counted as "votes" cast for purposes of the Meeting. All proxies will be voted "FOR" adoption of the MRP unless a shareholder specifies to the contrary on such shareholder's proxy card.

                                  MATTER NO. 4
                      RATIFICATION OF INDEPENDENT AUDITORS

    The Board of Directors of the Company, in accordance with the recommendation made by the Company's Audit Committee, has appointed the firm of Coopers & Lybrand L.L.P., independent auditors, to provide certain accounting services for the Company and its subsidiaries during fiscal year 1997. Such appointment is being submitted to shareholders for ratification.

    Coopers & Lybrand L.L.P. has audited the books of account and financial statements of the Insurance Companies or certain of their affiliates since 1990. The Company has been advised that neither Coopers & Lybrand L.L.P. nor any of its partners possesses any other material direct or indirect relationship with the Company, its subsidiaries or their officers or directors, in their capacities as such. Representatives of Coopers & Lybrand L.L.P. are expected to attend the Meeting, will be afforded an opportunity to make a statement if they desire to do so and will be available to respond to questions from shareholders.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE 1997 FISCAL YEAR. The affirmative vote of a majority of all votes cast at the

Meeting is required to ratify the appointment. Abstentions and broker non-votes will not constitute or be counted as "votes" cast for purposes of the Meeting. All proxies will be voted "FOR" ratification of the appointment unless a shareholder specifies to the contrary on such shareholder's proxy card.

                         SHAREHOLDER PROPOSALS FOR 1998

    The Company's Annual Meeting of Shareholders for 1998 will be held on or about April 21, 1998. Any shareholder desiring to submit a proposal to be considered for inclusion in the Company's 1998 proxy materials must submit such proposal or proposals in writing, addressed to Old Guard Group, Inc., 2929 Lititz Pike, P.O. Box 3010, Lancaster, Pennsylvania 17604-3010, Attention:
Corporate Secretary, on or before December 1, 1997.

                                 OTHER MATTERS

    The Board of Directors does not intend to bring any other matter before the Meeting and is not presently informed of any other business that others may bring before the Meeting. If any other matters should properly come before the Meeting, or any adjournment or adjournments thereof, however, it is the intention of the persons named in the accompanying proxy to vote on such matters as they, in their discretion, may determine.

    A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1996, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13A-1 UNDER THE SECURITIES EXCHANGE ACT OF 1934 HAS BEEN DELIVERED WITH THIS PROXY STATEMENT. UPON WRITTEN REQUEST OF ANY SHAREHOLDER, ADDITIONAL COPIES OF THE ANNUAL REPORT ON FORM 10-K MAY BE OBTAINED, WITHOUT CHARGE, FROM OLD GUARD GROUP, INC., 2929 LITITZ PIKE, P.O. BOX 3010, LANCASTER, PENNSYLVANIA 17604-3010, ATTENTION: INVESTOR RELATIONS.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                                 [LOGO]

                                          Steven D. Dyer,
                                          Secretary

July 14, 1997

                   PLEASE SIGN, DATE AND MAIL YOUR PROXY NOW.

                                                                     EXHIBIT "A"

                             OLD GUARD GROUP, INC.

                           STOCK COMPENSATION PROGRAM

    1. PURPOSE. The Old Guard Group, Inc. Stock Compensation Program ("Program") is intended to secure for Old Guard Group, Inc. (the "Company") and its shareholders the benefits arising from ownership of the Company's common stock, no par value per share ("Common Stock"), by those selected executives and other key employees and directors of the Company who will be responsible for its future growth. The Program is designed to help attract and retain superior personnel for positions of substantial responsibility with the Company, and to provide key employees with an additional incentive to contribute to the success of the Company.

    2. ELEMENTS OF THE PROGRAM. In order to maintain flexibility in the award of stock benefits, the Program is comprised of four parts. The first part is the Incentive Stock Option Plan ("Incentive Plan"). The second part is the Compensatory Stock Option Plan ("Compensatory Plan"). The third part is the Stock Appreciation Rights Plan ("S.A.R. Plan"). The fourth part is the Performance Shares Plan ("Performance Plan"). Copies of the Incentive Plan, Compensatory Plan, S.A.R. Plan, and Performance Plan are attached hereto as Part I, Part II, Part III and Part IV, respectively, and are collectively referred to herein as the "Plans." The grant of an option, appreciation right or performance share under one of the Plans shall not be construed to prohibit the grant of an option, appreciation right or performance share under any of the other Plans.

    3. APPLICABILITY OF GENERAL PROVISIONS. Unless any Plan specifically indicates to the contrary, all Plans shall be subject to the General Provisions of the Stock Compensation Program set forth below.

    4. ADMINISTRATION OF THE PLANS. The Plans shall be administered, construed, governed and amended in accordance with their respective terms.

                GENERAL PROVISIONS OF STOCK COMPENSATION PROGRAM

    Article 1. ADMINISTRATION. The Program shall be administered by the Compensation Committee of the Board of Directors of the Company. The committee, when acting to administer the Program, is referred to as the "Program Administrators." Any action of the Program Administrators shall be taken by majority vote or the unanimous written consent of the Program Administrators. The Board of Directors, with the Program Administrators not voting, shall administer the Program with respect to the options granted to the Program Administrators in accordance with the provisions of Plan II. No Program Administrator or member of the Board of Directors of the Company or any parent or subsidiary, shall be liable for any action or determination made in good faith with respect to the Program or to any option, stock appreciation right, or performance share granted thereunder.

    Article 2. AUTHORITY OF PROGRAM ADMINISTRATORS. Subject to the other provisions of this Program, and with a view to effecting its purpose, the Program Administrators shall have sole authority in their absolute discretion:
(a) to construe and interpret the Program; (b) to define the terms used herein;
(c) to prescribe, amend, and rescind rules and regulations relating to the Program; (d) to determine the employees to whom options, appreciation rights and performance shares shall be granted under the Program; (e) to determine the time or times at which options, appreciation rights and performance shares shall be granted under the Program; (f) to determine the number of shares subject to any option or stock appreciation right under the Program and the number of shares to be awarded as performance shares under the Program as well as the option price, and the duration of each option, appreciation right and performance share, and any other terms and conditions of options, appreciation rights and performance shares; (g) to terminate the Program; and (h) to make any other determinations necessary or advisable for the administration of the Program and to do everything necessary or appropriate to administer the Program. All decisions, determinations, and interpretations made by the Program Administrators shall be binding and conclusive on all participants in the Program and on their legal representatives, heirs and beneficiaries.

    Article 3. MAXIMUM NUMBER OF SHARES SUBJECT TO THE PROGRAM. The maximum aggregate number of shares of Common Stock available pursuant to the Plans, subject to adjustment as provided in Article 6 hereof, shall be equal to the number of shares that represent 10% of the Company's initial issuance of Common Stock. If any of the options granted under this Program expire or terminate for any reason before they have been exercised in full, the unpurchased shares subject to those expired or terminated options shall again be available for the purposes of the Program. If the performance objectives associated with the grant of any performance share(s) are not achieved within the specified performance period or if the performance share grant terminates for any reason before the performance objective date arrives, the shares of Common Stock associated with such performance shares shall again be available for the purposes of the Program.

    Article 4. ELIGIBILITY AND PARTICIPATION. Only regular full-time employees of the Company, including officers whether or not directors of the Company, or of any parent or any subsidiary, shall be eligible for selection by the Program Administrators to participate in the Program. Directors who are not full-time employees of the Company shall only be eligible to participate in Plan II of the Program.

    Article 5. EFFECTIVE DATE AND TERM OF PROGRAM. The Program shall become effective upon its adoption by the Board of Directors of the Company and subsequent approval of the Program by a majority of the votes cast at a meeting of shareholders, which vote shall be taken within 12 months of adoption of the Program by the Company's Board of Directors; provided, however, that options, appreciation rights, and performance shares may be granted under this Program prior to obtaining shareholder approval of the Program, but after the Company's original issuance of Common Stock, but any such options or appreciation rights or performance shares shall be contingent upon such shareholder approval being obtained and may not be exercised prior to such approval. The Program shall continue in effect for a term of 10 years unless sooner terminated under Article 2 of the General Provisions.

    Article 6. ADJUSTMENTS. If the shares of Common Stock of the Company as a whole are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which options, appreciation rights and performance shares may be granted under this Program. A corresponding adjustment changing the number or kind of shares allocated to unexercised options, appreciation rights, performance shares, or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in outstanding options and appreciation rights shall be made without change in the aggregate purchase price applicable to the unexercised portion of the option or appreciation right, but with a corresponding adjustment in the price for each share or other unit of any security covered by the option or appreciation right. In making any adjustment pursuant to this Article 6, any fractional shares shall be disregarded.

    Article 7. TERMINATION AND AMENDMENT OF PROGRAM. The Program shall terminate no later than 10 years from the date such Program is adopted by the Board of Directors, or the date such Program is approved by the shareholders, whichever is earlier. No options, appreciation rights, or performance shares shall be granted under the Program after that date. Subject to the limitation contained in Article 8 of the General Provisions, the Program Administrators may at any time amend or revise the terms of the Program, including the form and substance of the option, appreciation right, and performance shares agreements to be used hereunder; provided that no amendment or revision shall (a) increase the maximum aggregate number of shares that may be sold, subjected to appreciation, or distributed pursuant to options, appreciation rights, or performance shares granted under this Program, except as permitted under Article 6 of the General Provisions; (b) change the minimum purchase price for shares under Section 4 of Plans I and II; (c) increase the maximum term established under the Plans for any option, appreciation right, or performance share; or (d) permit the granting of an option, appreciation right, or performance share to anyone other than as provided in
Article 4 of the General Provisions.

    Article 8. PRIOR RIGHTS AND OBLIGATIONS. No amendment, suspension, or termination of the Program shall, without the consent of the employee who has received an option, appreciation right, or performance share, alter or impair any of that employee's rights or obligations under any option, appreciation right or performance share granted under the Program prior to such amendment, suspension, or termination.

    Article 9. PRIVILEGES OF STOCK OWNERSHIP. Notwithstanding the exercise of any options granted pursuant to the terms of this Program or the achievement of any performance objective specified in any performance share granted pursuant to the terms of this Program, no employee shall have any of the rights or privileges of a shareholder of the Company in respect of any shares of stock issuable upon the exercise of his or her option or achievement of his or her performance goal until certificates representing the shares have been issued and delivered. No shares shall be required to be issued and delivered upon exercise of any option or achievement of any performance goal as specified in a performance share unless and until all of the requirements of law and of all regulatory agencies having jurisdiction over the issuance and delivery of the securities shall have been fully complied with. No adjustment shall be made for dividends or any other distributions for which the record date is prior to the date on which such stock certificate is issued.

    Article 10. RESERVATION OF SHARES OF COMMON STOCK. The Company, during the term of this Program, will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Program. In addition, the Company will from time to time, as is necessary to accomplish the purposes of this Program, seek to obtain from any regulatory agency having jurisdiction, any requisite authority in order to issue and sell shares of Common Stock hereunder. The inability of the Company to obtain from any regulatory agency having jurisdiction the authority deemed, by the Company's counsel, to be necessary to the lawful issuance and sale of any shares of its stock hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of the stock as to which the requisite authority shall not have been obtained.

    Article 11. TAX WITHHOLDING. The exercise of any option, appreciation right, or performance share granted under the Program is subject to the condition that if at any time the Company shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in any connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in such event, the exercise of the option, appreciation right or performance share shall not be effective unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Company.

    Article 12. EMPLOYMENT. Nothing in the Program or in any option, stock appreciation right, or performance share award, shall confer upon any eligible employee any right to continued employment by the Company, or by any parent or subsidiary corporation, or limit in any way the right of the Company or any parent or subsidiary corporation at any time to terminate or alter the terms of that employment.

                                     PLAN I

                             OLD GUARD GROUP, INC.
                          INCENTIVE STOCK OPTION PLAN

    Section 1. PURPOSE. The purpose of the Old Guard Group, Inc. Incentive Stock Option Plan ("Incentive Plan") is to promote the growth and general prosperity of the Company by permitting the Company to grant options to purchase shares of its Common Stock. The Incentive Plan is designed to help attract and retain superior personnel for positions of responsibility with the Company and any parent or subsidiary, and to provide key employees with an additional incentive to contribute the success of the Company. The Company intends that options granted pursuant to the provisions of the Incentive Plan will qualify and will be identified as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended ("Code"). This Incentive Plan is
Part I of the Company's Stock Compensation Program ("Program"). Unless any provision herein indicates to the contrary, this Incentive Plan shall be subject to the General Provisions of the Program.

    Section 2. OPTION TERMS AND CONDITIONS. The terms and conditions of options granted under the Incentive Plan may differ from one another as the Program Administrators shall, in their discretion, determine, as long as all options granted under the Incentive Plan satisfy the requirements of the Incentive Plan.

    Section 3. DURATION OF OPTIONS. Each option and all rights thereunder granted pursuant to the terms of the Incentive Plan shall expire on the date determined by the Program Administrators, but in no event shall any option granted under the Incentive Plan expire later than 10 years from the date on which the option is granted, except that any employee who owns more than 10% of the combined voting power of all classes of stock of the Company, or of any parent or subsidiary, must exercise any options within five years from the date of grant. In addition, each option shall be subject to early termination as provided in the Incentive Plan.

    Section 4. PURCHASE PRICE. The purchase price for shares acquired pursuant to the exercise, in whole or in part, of any option shall not be less than the fair market value of the shares at the time of the grant of the option; except that for any employee who owns more than 10% of the combined voting power of all classes of stock of the Company, or of any parent or subsidiary, the purchase price shall not be less than 110% of fair market value. Fair market value shall be determined by the Program Administrators on the basis of such factors as they deem appropriate; provided, however, that fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse, and further provided, however, that if at the time the determination of fair market value is made, those shares are subject to trading on a national securities exchange for which sale prices are regularly reported, the fair market value of those shares shall not be less than the mean of the high and low asked or closing sales prices reported for the Common Stock on that exchange on the day or most recent trading day preceding the date on which the option is granted. For purposes of this Section 4, the term "national securities exchange" shall include the National Association of Securities Dealers Automated Quotation System and the over-the-counter market.

    Section 5. MAXIMUM AMOUNT OF OPTIONS IN ANY CALENDAR YEAR. The aggregate fair market value (determined as of the time the option is granted), of the Common Stock with respect to which incentive stock options are first exercisable by any Optionee during any calendar year under the terms of this Plan and all such plans of the Company and any parent or subsidiary corporation, shall not exceed $100,000. Any option in excess of the foregoing limitations shall be granted pursuant to the Company's Compensatory Stock Option Plan (Plan II), and shall be clearly and specifically designated as not being an incentive stock option.

    Commencing January 1, 1996, grants to any employee under the Incentive Plan shall not exceed in the aggregate 65,000 options during any period of 12 consecutive months. Such limitation shall be subject to adjustments in the manner described in Article 6 of the General Provisions of this Program.

    Section 6. EXERCISE OF OPTIONS. Each option shall be exercisable in one or more installments during its term, and the right to exercise may be cumulative as determined by the Program Administrators. No option may be exercised for a fraction of a share of Common Stock. The purchase price of any shares purchased shall be paid in full, in cash or by certified or cashier's check payable to the order of the Company or by shares of Common Stock, if permitted by the Program Administrators, or by a combination of cash, check, or shares of Common Stock, at the time of exercise of the option; provided that the form(s) of payment allowed the employee shall be established when the option is granted. If any portion of the purchase price is paid in shares of Common Stock, those shares shall be tendered at their then fair market value as determined by the Program Administrators in accordance with Section 4 of this Incentive Plan. Notwithstanding the foregoing, Common Stock acquired pursuant to the exercise of an incentive stock option may not be tendered as payment unless the holding period requirements of Code Section 422(a)(1) have been satisfied, and Common Stock not acquired pursuant to the exercise of an incentive stock option may not be tendered as payment unless it has been held, beneficially and of record, for at least one year.

    Section 7. ACCELERATION OF RIGHT OF EXERCISE OF INSTALLMENTS. Notwithstanding the first sentence of Section 6 of this Incentive Plan, in the event the Company or its shareholders enter into an agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, merger or other reorganization, liquidation, or otherwise, any option granted pursuant to the terms of the Incentive Plan shall become immediately exercisable with respect to the full number of shares subject to that option during the period commencing as of the date of the agreement to dispose of all or substantially all of the assets or stock of the Company and ending when the disposition of assets or stock contemplated by that agreement is consummated or the option is otherwise terminated in accordance with its provisions or the provisions of this Incentive Plan, whichever occurs first; provided, however, that no option shall be immediately exercisable under this Section 7 on account of any agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, merger or other reorganization, liquidation, or otherwise where the shareholders of the Company immediately before the consummation of the transaction will own at least 50% of the total combined voting power of all classes of stock entitled to vote of the surviving entity, whether the Company or some other entity, immediately after the consummation of the transaction. In the event the transaction contemplated by the agreement referred to in this Section 7 is not consummated, but rather is terminated, cancelled, or expires, the options granted pursuant to the Incentive Plan shall thereafter be treated as if such agreement had never been entered into.

    Notwithstanding the first sentence of Section 6 of this Incentive Plan, in the event of a change in control of the Company or threatened change in control of the Company as determined by a vote of not less than a majority of the Board of Directors of the Company, all options granted prior to such change in control or threatened change of control shall become immediately exercisable. The term "control" for purposes of this Section shall refer to the acquisition of 10% or more of the voting securities of the Company by any person or by persons acting as a group within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended; provided, however, that for purposes of the Incentive Plan, no change in control or threatened change in control shall be deemed to have occurred if prior to the acquisition of, or offer to acquire, 10% or more of the voting securities of the Company, the full Board of Directors of the Company shall have adopted, by not less than two-thirds vote, a resolution specifically approving such acquisition or offer. The term "person" for purposes of this Section refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

    Section 8. WRITTEN NOTICE REQUIRED. Any option granted pursuant to the terms of the Incentive Plan shall be exercised when written notice of that exercise has been given to the Company at its principal office by the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised has been received by the Company.

    Section 9. ADDITIONAL EXERCISE PROVISIONS. An employee granted and holding more than one option granted pursuant to the terms of the Incentive Plan at any relevant time may, in accordance with the provisions of the Incentive Plan, elect to exercise such options in any order.

    In addition, at the request of the employee and to the extent permitted by applicable law, the Company may, in its sole discretion, selectively approve arrangements with a brokerage firm under which such brokerage firm, on behalf of the employee, shall pay to the Company the exercise price of the options being exercised, and the Company, pursuant an irrevocable notice from the employee, shall promptly deliver the shares being purchased to such brokerage firm.

    Section 10. COMPLIANCE WITH SECURITIES LAWS. Shares of Common Stock shall not be issued with respect to any option granted under the Incentive Plan unless the exercise of that option and the issuance and delivery of those shares pursuant to that exercise shall comply with all relevant provisions of state and federal law including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Program Administrators may also require an employee to whom an option has been granted under the Incentive Plan ("Optionee") to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restriction imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each Optionee shall consent to the imposition of a legend on the shares of Common Stock subject to his or her option restricting their transferability as required by law or by this Section 10.

    Section 11. EMPLOYMENT OF OPTIONEE. Each Optionee, if requested by the Program Administrators when the option is granted, must agree in writing as a condition of receiving his or her option, that he or she will remain in the employ of the Company, or any parent or subsidiary corporation of the Company (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which section 424(a) of the Code applies), as the case may be, following the date of the granting of that option for a period specified by the Program Administrators, which period shall in no event exceed three years. Nothing in the Plan or in any option granted hereunder shall confer upon any Optionee any right to continued employment by the Company, or any parent or subsidiary corporation, or limit in any way the right of the Company or any parent or subsidiary corporation at any time to terminate or alter the terms of that employment.

    Section 12. OPTION RIGHTS UPON TERMINATION OF EMPLOYMENT. If an Optionee ceases to be employed by the Company, or any parent or subsidiary corporation (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which section 424(a) of the Code applies), for any reason other than death or disability, his or her option shall immediately terminate; provided, however, that the Program Administrators may, at the time an option is granted, in their discretion, allow such option to be exercised (to the extent exercisable on the date of termination of employment) at any time within three months after the date of termination of employment, unless either the option or the Incentive Plan otherwise provides for earlier termination.

    Section 13. OPTION RIGHTS UPON DISABILITY. If an Optionee becomes permanently and totally disabled within the meaning of Section 22(e)(3) of the Code while employed by the Company, or any parent or subsidiary corporation (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which section 424(a) of the Code applies), the option may be exercised, to the extent exercisable on the date of termination of employment, at any time within one year after the date of termination of employment due to disability, unless either the option or the Incentive Plan otherwise provides for earlier termination.

    Section 14. OPTION RIGHTS UPON DEATH OF OPTIONEE. Except as otherwise limited by the Program Administrators at the time of the grant of an option, if an Optionee dies while employed by the Company, or any parent or subsidiary corporation (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which section 424(a) of the Code applies), or within three months after ceasing to be an employee thereof, his or her option shall expire one year after the date of death unless by its term it expires sooner. During this one year or shorter period, the option may be exercised, to the extent that it remains unexercised on the date of death, by the person or persons to whom the Optionee's rights under the option shall pass by will or by the laws of descent and distribution, but only to the extent that the Optionee is entitled to exercise the option at the date of death.

    Section 15. OPTIONS NOT TRANSFERABLE. Options granted pursuant to the terms of the Incentive Plan may not be sold, pledged, assigned, or transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of an Optionee only by that Optionee.

    Section 16. ADJUSTMENTS TO NUMBER AND PURCHASE PRICE OF OPTIONED SHARES. All options granted pursuant to the terms of this Incentive Plan shall be adjusted in the manner prescribed by Article 6 of the General Provisions of this Program.

                                    PLAN II
                             OLD GUARD GROUP, INC.
                         COMPENSATORY STOCK OPTION PLAN

    Section 1. PURPOSE. The purpose of the Old Guard Group, Inc. Compensatory Stock Option Plan ("Compensatory Plan") is to permit the Company to grant options to purchase shares of its Common Stock to selected executive officers, full-time, key employees and to directors of the Company. The Compensatory Plan is designed to help attract and retain superior personnel for positions of substantial responsibility with the Company and any parent or subsidiary, and to provide key employees with an additional incentive to contribute to the success of the Company. Any option granted pursuant to this Compensatory Plan shall be clearly and specifically designated as not being an incentive stock option, as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended ("Code"). This Compensatory Plan is Part II of the Company's Stock Compensation Program ("Program"). Unless any provision herein indicates to the contrary, this Compensatory Plan shall be subject to the General Provisions of the Program.

    Section 2. OPTION TERMS AND CONDITIONS. The terms and conditions of options granted under this Compensatory Plan may differ from one another as the Program Administrators shall, in their discretion, determine as long as all options granted under the Compensatory Plan satisfy the requirements of the Compensatory Plan.

    The maximum number of shares of common stock for which options may be granted under this Compensatory Plan to all directors who are not full-time salaried employees of the Company or any parent or subsidiary shall not exceed 50 percent of the shares of common stock covered by the Program.

    Section 3. DURATION OF OPTIONS. Each option and all rights thereunder granted pursuant to the terms of this Compensatory Plan shall expire on the date determined by the Program Administrators, but in no event shall any option granted under the Compensatory Plan expire later than 10 years and one month from the date on which the option is granted. In addition, each option shall be subject to early termination as provided in the Compensatory Plan.

    Section 4. PURCHASE PRICE. The purchase price for shares acquired pursuant to the exercise, in whole or in part, of any option shall be equal to or less than the fair market value of the shares at the time of the grant of the option, as determined by the Program Administrators at the time of grant on the basis of such factors as they deem appropriate; provided, however, that fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, shall never lapse. If at the time of the determination, the shares of the Company are admitted to trading on a national securities exchange for which sales prices are regularly reported, the fair market value of those shares shall not be less than the mean of the high and low asked or closing sales prices reported for the Common Stock on that exchange on the day or most recent trading day preceding the date on which the option is granted. For purposes of this Section 4, the term "national securities exchange" shall include the National Association of Securities Dealers Automated Quotation System and the over-the-counter market.

    Section 5. EXERCISE OF OPTIONS. Each option shall be exercisable in one or more installments during its term and the right to exercise may be cumulative as determined by the Program Administrators (or the Board of Directors with respect to the Program Administrators). No options may be exercised for a fraction of a share of Common Stock. The purchase price of any shares purchased shall be paid in full in cash or by certified or cashier's check payable to the order of the Company or by shares of Common Stock, if permitted by the Program Administrators (or the Board of Directors with respect to the Program Administrators), or by a combination of cash, check or shares of Common Stock, at the time of exercise of the option. If any portion of the purchase price is paid in shares of Common Stock, those shares shall be tendered at their then fair market value as determined by the Program Administrators (or the Board of Directors with respect to the Program Administrators) in accordance with Section 4 of this Compensatory

Plan. Notwithstanding the foregoing, Common Stock acquired pursuant to the exercise of an incentive stock option may not be tendered as payment unless the holding period requirements of Code Section 422(a)(1) have been satisfied, and Common Stock not acquired pursuant to the exercise of an incentive stock option may not be tendered as payment unless it has been held, beneficially and of record, for at least one year.

    Section 6. ACCELERATION OF RIGHT OF EXERCISE OF INSTALLMENTS. Notwithstanding the first sentence of Section 5 of this Compensatory Plan, if the Company or its shareholders enter into an agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, merger or other reorganization, liquidation, or otherwise, any option granted pursuant to the terms of this Compensatory Plan shall become immediately exercisable with respect to the full number of shares subject to that option during the period commencing as of the date of the agreement to dispose of all or substantially all of the assets or stock of the Company and ending when the disposition of assets or stock contemplated by that agreement is consummated, or the option is otherwise terminated in accordance with its provisions or the provisions of this Compensatory Plan, whichever occurs first; provided, however, that no option shall be immediately exercisable under this Section 6 on account of any agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, merger or other reorganization, liquidation, or otherwise where the shareholders of the Company immediately before the consummation of the transaction will own at least 50% of the total combined voting power of all classes of stock entitled to vote of the surviving entity whether the Company or some other entity, immediately after the consummation of the transaction. In the event the transaction contemplated by the agreement referred to in this Section 6 is not consummated, but rather is terminated, cancelled or expires, the options granted pursuant to this Compensatory Plan shall thereafter be treated as if such agreement had never been entered into.

    Notwithstanding the first sentence of Section 5 of this Compensatory Plan, in the event of a change in control of the Company, or threatened change in control of the Company as determined by a vote of not less than a majority of the Board of Directors of the Company, all options granted prior to such change in control or threatened change in control shall become immediately exercisable. The term "control" for purposes of this Section shall refer to the acquisition of 10% or more of the voting securities of the Company by any person or by persons acting as a group within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended; provided, however, that for purposes of this Compensatory Plan, no change in control or threatened change in control shall be deemed to have occurred if prior to the acquisition of, or offer to acquire, 10% or more of the voting securities of the Company, the full Board of Directors of the Company shall have adopted, by not less than two-thirds vote, a resolution specifically approving such acquisition or offer. The term "person" for purposes of this Section refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

    Section 7. WRITTEN NOTICE REQUIRED. Any option granted pursuant to the terms of this Compensatory Plan shall be exercised when written notice of that exercise has been given to the Company at its principal office by the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised has been received by the Company.

    Section 8. COMPLIANCE WITH SECURITIES LAWS. Shares shall not be issued with respect to any option granted under the Compensatory Plan unless the exercise of that option and the issuance and delivery of the shares pursuant thereto shall comply with all relevant provisions of state and federal law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Program Administrators may also require an employee to whom an option has been granted ("Optionee") to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each Optionee shall consent to the imposition of a legend on the shares of Common Stock subject to his or her option restricting their transferability as required by law or by this Section 8.

    Section 9. EMPLOYMENT OF OPTIONEE. Each Optionee, if requested by the Program Administrators, must agree in writing as a condition of the granting of his or her option, to remain in the employment of the Company or any parent or subsidiary (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Code Section 424(a) applies), following the date of the granting of that option for a period specified by the Program Administrators, which period shall in no event exceed three years. Nothing in this Compensatory Plan or in any option granted hereunder shall confer upon any Optionee any right to continued employment by the Company or any parent or subsidiary, or limit in any way the right of the Company or any parent or subsidiary at any time to terminate or alter the terms of that employment.

    Section 10. OPTION RIGHTS UPON TERMINATION OF EMPLOYMENT. If any Optionee under this Compensatory Plan ceases to be employed by the Company or any parent or subsidiary (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Code Section 424(a) applies), for any reason other than disability or death, his or her option shall immediately terminate; provided, however, that the Program Administrators (or the Board of Directors with respect to the Program Administrators) may, in their discretion, allow the option to be exercised, to the extent exercisable on the date of termination of employment, at any time within three months after the date of termination of employment, unless either the option or this Compensatory Plan otherwise provides for earlier termination.

    Section 11. OPTION RIGHTS UPON DISABILITY. If an Optionee becomes permanently and totally disabled within the meaning of Code Section 22(e)(3) while employed by the Company, or any parent or subsidiary corporation (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Code Section 424(a) applies), the Program Administrators (or the Board of Directors with respect to the Program Administrators), in their discretion, may allow the option to be exercised, to the extent exercisable on the date of termination of employment, at any time within one year after the date of termination of employment due to disability, unless either the option or the Incentive Plan otherwise provides for earlier termination.

    Section 12. OPTION RIGHTS UPON DEATH OF OPTIONEE. Except as otherwise limited by the Program Administrators (or the Board of Directors with respect to the Program Administrators) at the time of the grant of an option, if an Optionee dies while employed by the Company, or any parent or subsidiary, (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Code Section 424(a) applies), his or her option shall expire one year after the date of death unless by its terms it expires sooner. During this one year or shorter period, the option may be exercised, to the extent that it remains unexercised on the date of death, by the person or persons to whom the Optionee's rights under the option shall pass by will or by the laws of descent and distribution, but only to the extent that the Optionee is entitled to exercise the option at the date of death.

    Section 13. OPTIONS NOT TRANSFERABLE. Options granted pursuant to the terms of this Compensatory Plan may not be sold, pledged, assigned, or transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of an Optionee only by that Optionee.

    Section 14. ADJUSTMENTS TO NUMBER AND PURCHASE PRICE OF OPTIONED SHARES. All options granted pursuant to the terms of this Compensatory Plan shall be adjusted in a manner prescribed by Article 6 of the General Provisions of the Program.

                                    PLAN III

                             OLD GUARD GROUP, INC.
                         STOCK APPRECIATION RIGHTS PLAN

    Section 1. PURPOSE. The purpose of the Old Guard Group, Inc. Stock Appreciation Rights Plan ("S.A.R. Plan") is to permit the Company to grant stock appreciation rights for its Common Stock to its full-time, key employees. The S.A.R. Plan is designed to help attract and retain superior personnel for positions of substantial responsibility with the Company and any parent or subsidiary and to provide key employees with an additional incentive to contribute to the success of the Company. This S.A.R. Plan is Part III of the Company's Stock Compensation Program ("Program").

    Section 2. TERMS AND CONDITIONS. The Program Administrators may, but shall not be obligated to, authorize, on such terms and conditions as they deem appropriate in each case, the Company to accept the surrender by the recipient of a stock option granted under Plan I or Plan II of the right to exercise that option, or portion thereof, in consideration for the payment by the Company of an amount equal to the excess of the fair market value of the shares of Common Stock subject to such option, or portion thereof surrendered, over the option price of such shares. Such payment, at the discretion of the Program Administrators, may be made in shares of Common Stock valued at the then fair market value thereof, determined as provided in Section 4 of Plan I, or in cash or partly in cash and partly in shares of Common Stock; provided that with respect to rights granted in tandem with incentive stock options, the Program Administrators shall establish the form(s) of payment allowed the Optionee at the date of grant. The Program Administrators shall not be authorized to make payment to any optionee in shares of the Company's Common Stock unless Section 83 of the Internal Revenue Code of 1986, as amended ("Code") would apply to the Common Stock transferred to the Optionee. Notwithstanding the foregoing, the Company may not permit the exercise and cancellation of a stock appreciation right issued pursuant to this S.A.R. Plan until the Company has been subject to the reporting requirements of Section 13 of the Securities Exchange Act of 1934, as amended ("Exchange Act") for a period of at least one year prior to the exercise and cancellation of any such stock appreciation right.

    Section 3. TIME LIMITATIONS. Any election by an Optionee to exercise the stock appreciation rights provided in this S.A.R. Plan shall be made during the period beginning on the third business day following the release for publication of quarterly or annual financial information required to be prepared and disseminated by the Company pursuant to the requirements of the Exchange Act and ending on the twelfth business day following such date. The required release of information shall be deemed to have been satisfied when the specified financial data appears on or in a wire service, financial news service or newspaper of general circulation or is otherwise first made publicly available.

    Section 4. EXERCISE OF STOCK APPRECIATION RIGHTS; EFFECT ON STOCK OPTIONS AND VICE-VERSA. Upon the exercise of a stock appreciation right, the number of shares available under the stock option to which it relates shall decrease by a number equal to the number of shares for which the right was exercised. Upon the exercise of a stock option, any related stock appreciation right shall terminate as to any number of shares subject to the right that exceeds the total number of shares for which the stock option remains unexercised.

    Section 5. TIME OF GRANT. With respect to options granted under Plan I, stock appreciation rights must be granted concurrently with the stock options to which they relate; with respect to options granted under Plan II, stock appreciation rights may be granted concurrently or at any time thereafter prior to the exercise or expiration of such options.

    Section 6. NON-TRANSFERABLE. The holder of a stock appreciation right may not transfer or assign the right otherwise than by will or in accordance with the laws of descent and distribution. Furthermore, in the event of the termination of his or her service with the Company as a director, officer and/or employee, the right may be exercised only within the period, if any, which the option to which it relates may be exercised.

    Section 7. TANDEM INCENTIVE STOCK OPTION--STOCK APPRECIATION RIGHT. Whenever an incentive stock option, granted pursuant to Plan I and a stock appreciation right authorized hereunder are granted together and the exercise of one affects the right to exercise the other, the following requirements shall apply:

    1) The stock appreciation right will expire no later than the expiration of the underlying incentive stock option;

    2) The stock appreciation right may be for no more than the difference between the exercise price of the underlying option and the market price of the stock subject to the underlying option at the time the stock appreciation right is exercised;

    3) The stock appreciation right is transferable only when the underlying incentive stock option is transferable, and under the same conditions;

    4) The stock appreciation right may be exercised only when the underlying incentive stock option is eligible to be exercised; and

    5) The stock appreciation right may be exercised only when the market price of the stock subject to the option exceeds the exercise price of the stock subject to the option.

    Section 8. TANDEM STOCK OPTION--LIMITED STOCK APPRECIATION RIGHT. The Program Administrators may provide that any tandem stock appreciation right granted pursuant to Section 8 hereof be a limited stock appreciation right, in which event:

    1) The limited stock appreciation right shall be exercisable during the period beginning on the first day following the expiration of an Offer (as defined below) and ending on the thirtieth day following such date (but in no event less than six months after the date of grant of the right);

    2) Neither the option tandem to the limited stock appreciation right nor any other stock appreciation right tandem to such option may be exercised at any time that the limited stock appreciation right may be exercised, provided that this requirement shall not apply in the case of an incentive stock option tandem to a limited stock appreciation right if and to the extent that the Program Administrators determine that such requirement is not consistent with applicable statutory provisions regarding incentive stock options and the regulations issued thereunder;

    3) Upon exercise of the limited stock appreciation right, the fair market value of the shares to which the right relates for purposes of Section 4 of Plan I shall be determined as the highest price per share paid in any Offer that is in effect at any time during the period beginning on the sixtieth day prior to the date on which the limited stock appreciation right is exercised and ending on such exercise date; provided, however, with respect to a limited stock appreciation right tandem to an incentive stock option, the Program Administrators shall determine fair market value of such shares in a different manner if and to the extent that the Program Administrators deem necessary or desirable to conform with applicable statutory provisions regarding incentive stock options and the regulations issued thereunder.

    The term "Offer" shall mean any tender offer or exchange offer for shares of the Company, provided that the person making the offer acquires shares of the Company's capital stock pursuant to such offer.

    Section 9. EXERCISE RESTRICTION EFFECTS. For the purposes of Section 9 of Plan I, a tandem incentive stock option--stock appreciation right will be considered exercised in full when either the underlying incentive stock option or the stock appreciation right is fully exercised.

    Section 10. REQUEST FOR REPORTS. A copy of the Company's annual report to shareholders shall be delivered to each Optionee. Upon written request, the Company shall furnish to each Optionee a copy of its most recent Form 10-K Annual Report and each Form 10-Q Quarterly Report and Form 8-K Current Report filed with the Securities and Exchange Commission since the end of the Company's prior fiscal year.

                                    PLAN IV
                             OLD GUARD GROUP, INC.
                             PERFORMANCE SHARE PLAN

    Section 1. PURPOSE. The purpose of the Old Guard Group, Inc. Performance Share Plan ("Performance Plan") is to promote the growth and general prosperity of the Company by permitting the Company to grant performance shares to help attract and retain superior personnel for positions of substantial responsibility with the Company and any parent or subsidiary, and to provide key employees with an additional incentive to contribute to the success of the Company. This Performance Plan is Part IV of the Company's Stock Compensation Program ("Program").

    Section 2. TERMS AND CONDITIONS. The Program Administrators may grant performance shares to any employee eligible under Article 4 of the General Provisions. Each performance share grant confers upon the recipient thereof the right to receive a specified number of shares of Common Stock of the Company contingent upon the achievement of specified performance objectives within a specified period. The Program Administrators shall specify the performance objective and the period of duration of the performance share grant at the time that such performance share is granted. Any performance shares granted under this Plan shall constitute an unfunded promise to make future payments to the affected employee upon the completion of specified conditions. The grant of an opportunity to receive performance shares shall not entitle the affected employee to any rights to specific fund(s) or assets of the Company, or any parent or subsidiary.

    Section 3. CASH IN LIEU OF STOCK. In lieu of some or all of the shares earned by achievement of the specified performance objectives within the specified period, the Program Administrators may distribute cash in an amount equal to the fair market value of the Common Stock at the time that the employee achieves the performance objective within the specified period. Such fair market value shall be determined by Section 4 of Plans I and II, on the business day next preceding the date of payment.

    Section 4. PERFORMANCE OBJECTIVE PERIOD. The duration of the period within which to achieve the performance objectives is to be determined by the Program Administrators. The period may not be less than one year nor more than five years from the date the performance share is granted.

    Section 5. NON-TRANSFERABLE. A participating employee may not transfer or assign a performance share.

    Section 6. PERFORMANCE SHARE RIGHTS UPON DEATH OR TERMINATION OF EMPLOYMENT. If a participating employee dies or terminates service with the Company or any parent or subsidiary (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Internal Revenue Code of 1986, as amended ("Code") applies), prior to the expiration of the performance objective period, any performance shares granted to him during that period are terminated.

    Section 7. TAX CONSEQUENCES. No federal income tax consequences are incurred by the Company or the participating employee at the time a performance share is granted. However, if the specified performance objectives are met, the employee will realize ordinary income at the end of the award period equal to the amount of cash or the fair market value of the stock received by him or her. The Company will ordinarily be entitled to a deduction for federal income tax purposes at the same time and in the same amount. The Program Administrators shall be authorized to make payment in shares of Common Stock only if Code
Section 83 would apply to the transfer of Common Stock to the employee.

                                                                     EXHIBIT "B"

                             OLD GUARD GROUP, INC.

                  MANAGEMENT RECOGNITION PLAN AND TRUST AGREEMENT

                                    SUMMARY

I. PLAN PURPOSE

    This management recognition plan (the "Plan") is adopted by Old Guard Group, Inc. (the "Company"). The purpose of the Plan is to retain employees of the Company with experience and ability in key positions by providing them with a proprietary interest in the Company through grants of shares of common stock, no par value (the "Common stock"), of the Company. Awards of Common Stock will be made in recognition of service to the Company and its subsidiaries and affiliates and as encouragement to continue such contributions in the future.

II. PLAN SHARE AWARDS

    A. AGGREGATE NUMBER: The total number of Plan Shares that may be issued pursuant to the Plan will be equal to the number of shares of Common Stock that are purchased by the Trust, not to exceed 4% of the shares of Common Stock issued by the Company in connection with the conversion of the Insurance Companies from mutual to stock form (i.e., 168,196 shares). The Trust will acquire Common Stock with funds contributed to it by the Company.

    B. INDIVIDUAL AWARDS: All directors and executive officers of the Company and the Insurance Companies are eligible to receive awards. The Compensation Committee of the Board of Directors of the Company will determine which eligible persons will be granted Plan Share Awards and the number of shares covered by each Plan Share Award. Such determinations will be based upon the position and responsibilities of the eligible person, the value of their services, and any other fact the Compensation Committee deems relevant.

    Plan Share Awards will not be made until the Company's shareholders have approved the Plan.

    C. CONDITIONS UPON EARNING OF PLAN SHARES SUBJECT TO AWARDS: Plan Shares covered by Plan Share Awards are earned (i.e., become vested) at the rate determined by the Compensation Committee and as provided herein.

    Awards are nontransferable and nonassignable.

    Recipients of Plan Share Awards may direct the voting of all vested shares of Plan Shares. Recipients of Plan Share Awards will receive dividends paid on all Plan Shares subject to such Plan Share Awards from the date such Plan Shares Awards are granted.

    D. DISTRIBUTION OF EARNED PLAN SHARES: Earned Plan Shares are distributed to recipients as soon as practicable following the date on which they are earned. The Plan Trustee may withhold cash distributions as needed for tax purposes and, if necessary, can require distributees to provide funds required to satisfy tax obligations as a condition to distributing Plan Shares.

    E. FORFEITURES: Plan Shares forfeited in accordance with Sections 7.01(b) or 7.01(c) will be returned to the pool of Plan Shares with respect to which additional Plan Share Awards may be granted.

III. PLAN ADMINISTRATION

    A. PLAN ADMINISTRATION: The Plan will be administered by the Compensation Committee of the Company's Board of Directors and a Plan Trustee appointed by the Board. The Board may designate as

Plan Trustee one or more persons or an entity, subject to replacement by the Board at any time. Expenses of administering the Plan and the Trust will be borne by the Company. The Company shall indemnify the Plan Trustee and Board members as to activities with respect to the Plan.

    B. ERISA: The Plan is not "qualified" within the meaning of the Internal Revenue Code, and is not subject to ERISA's requirements and restrictions.

    C. DURATION: The Plan will become effective upon execution and will continue until the earliest of (1) 21 years from such Effective Date, (2) the time at which the Board terminates the Plan, or (3) the time at which all of the Trust assets have been expended. The Board may amend or terminate the Plan at any time.

                                   ARTICLE I

                      ESTABLISHMENT OF THE PLAN AND TRUST

    1.01 The Company hereby establishes the Old Guard Group, Inc. Management Recognition Plan (the "Plan") and Trust upon the terms and conditions hereinafter stated in this Agreement.

    1.02 The Plan Trustee hereby accepts this Trust and agrees to hold legal title to the Trust assets existing on the date of this Agreement and all additions and accretions thereto on the terms and conditions hereinafter stated.

                                   ARTICLE II

                              PURPOSE OF THE PLAN

    2.01 The purpose of the Plan is to retain personnel of experience and ability in key positions by providing such key employees with a proprietary interest in the Company in consideration for, and in recognition of, their contributions to the Company, its subsidiaries and its affiliates and as an incentive to make such contributions in the future.

                                  ARTICLE III

                                  DEFINITIONS

    The following words and phrases when used in this Agreement with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural. All terms used herein and not defined shall have the meanings given such terms in the Joint Plan of Conversion.

    3.01 "Agreement" means this Management Recognition Plan and Trust Agreement between the Company and the Plan Trustee.

    3.02 "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Board and may be changed from time to time by similar written notice to the Board. In the absence of a written designation, the Beneficiary shall be the recipient's surviving spouse, if any, or if none, his estate.

    3.03 "Board" means, for purposes of administering the Plan, the Board of Directors of the Company.

    3.04 "Cause" means:

        (i) willful violation of any law, rule or regulation (other than traffic violations or similar offenses that would not in the Board's good faith reasonable determination effect the ability to perform and discharge one's duties to the Company or a subsidiary);

        (ii) breach of fiduciary duty involving personal profit or an act of personal dishonesty in connection with the performance of one's duties; or

       (iii) willful failure to follow the lawful instructions of the Board of Directors after receipt of written notice of such instructions, other than a failure resulting from the incapacity because of physical or mental illness.

    3.05 "Common Stock" means shares of the Company's common stock, no par value.

    3.06 "Company" means Old Guard Group, Inc.

    3.07 "Disability" means any physical or mental impairment which qualifies an employee for disability benefits under the applicable long-term disability plan maintained by the Company, or a subsidiary, or, if no such plan applies to the employee, which would qualify such employee for disability benefits under the long-term disability plan maintained by the Company, if such employee were covered by that Plan.

    3.08 "Effective Date" means December 20, 1996.

    3.09 "Eligible Person" means any director or executive officer of the Company or any of the Insurance Companies.

    3.10 "Insurance Companies" means Old Guard Insurance Company, Old Guard Fire Insurance Company and Goschenhoppen-Home Insurance Company, collectively.

    3.11 "Joint Plan of Conversion" means the Joint Plan of Conversion adopted on May 31, 1996 by the Company and the Insurance Companies, as amended and restated as of July 19, 1996.

    3.12 "Plan Shares" means shares of Common Stock held in the Trust and issued or issuable to a Recipient pursuant to the Plan.

    3.13 "Plan Share Award" means a right granted under this Agreement to earn Plan Shares.

    3.14 "Plan Share Reserve" means the shares of Common Stock held by the Trustee as determined pursuant to Sections 5.03 and 5.04.

    3.15 "Plan Trustee" means that person(s) or entity nominated and approved by the Board pursuant to Section 4.01 and 4.02 to hold legal title to the Plan assets for the purposes set forth herein.

    3.16 "Recipient" means an Eligible Person who receives a Plan Share Award under the Plan.

    3.17 "Retirement" means a termination of employment which constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Company or any subsidiary which employs the Recipient, or, if no such Plan is maintained, pursuant to the retirement policy of the Company.

    3.18 "Trust" means the trust established pursuant to this Agreement.

                                   ARTICLE IV

                           ADMINISTRATION OF THE PLAN

    4.01 ROLE AND POWERS OF THE BOARD. The Plan shall be administered and interpreted by the Compensation Committee of the Board. The interpretation and construction by the Compensation Committee of any provisions of this Agreement or of any Plan Share Award granted hereunder shall be final and binding. Subject to the express provisions and limitations of this Agreement, the Compensation Committee may adopt such rules, regulations and procedures as it deems appropriate for the Plan's affairs. The Board shall appoint one or more persons (excluding Eligible Persons) or an entity to act as Plan Trustee in accordance with this Agreement and the terms of Article VIII hereof. The Board may reverse or override any action taken or decision made with respect to the Plan, provided, however, except as provided in Sections 7.01(b) or 7.01(c) hereof, that the Board may not revoke any Plan Share Award already made.

    4.02 LIMITATION ON LIABILITY. Neither any member of the Board nor any Plan Trustee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under the Plan. If a member of the Board or any Plan Trustee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Company shall indemnify such member or Plan Trustee against expenses (including, but not limited to, attorneys' fees and disbursements), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if
(1) he acted in good faith and in a manner he reasonably believed to be in the best interests of the Company (in the case of a member of the Board) or in the best interests of the beneficiaries of the Trust (in the case of the Plan Trustee), and (2) with respect to any criminal action or proceeding, he had no reasonable cause to believe his conduct was unlawful.

                                   ARTICLE V

                       CONTRIBUTIONS; PLAN SHARE RESERVE

    5.01 AMOUNT AND TIMING OF CONTRIBUTIONS. The Board shall determine the amounts (or the method of computing the amounts) to be contributed by the Company to the Trust. Such amounts shall be paid to the Plan Trustee at the time of contribution. No contributions by Eligible Persons shall be permitted.

    5.02 INITIAL INVESTMENT. Any amounts held by the Trust prior to the purchase of Common Stock shall be invested by the Plan Trustee in such interest-bearing account or accounts as the Plan Trustee shall determine to be appropriate.

    5.03 INVESTMENT OF TRUST ASSETS; CONVERSION; CREATION OF PLAN SHARE RESERVE. Except as otherwise permitted under this Agreement, the Plan Trustee shall invest all of the Trust's assets exclusively in Common Stock. The Common Stock initially acquired by the Trust, together with any shares thereafter acquired by the Trust, shall constitute the "Plan Share Reserve." Any cash earnings received with respect to Common Stock held in the Trust subject to the Plan Share Awards shall be distributed to the individual Recipient.

    5.04 EFFECT OF ALLOCATIONS, RETURNS AND FORFEITURES UPON PLAN SHARE RESERVES. Upon the allocation of Plan Share Awards under Section 6.02, the Plan Share Reserve shall be reduced by the number of Plan Shares subject to the Plan Share Awards so allocated. Any Plan Shares subject to a Plan Share Award which may no longer be earned because of a forfeiture by the Recipient pursuant to Sections 7.01(b) or 7.01(c) shall be added to the Plan Share Reserve.

                                   ARTICLE VI

                            ELIGIBILITY; ALLOCATIONS

    6.01 ALLOCATIONS. The Compensation Committee will determine which Eligible Persons will be granted Plan Share Awards and the number of Plan Shares covered by each Plan Share Award, PROVIDED, HOWEVER, that the number of Plan Shares covered by such Plan Share Awards may not exceed the number of Plan Shares in the Plan Share Reserve immediately prior to the grant of such Plan Share Awards, and PROVIDED, FURTHER, that in no event shall any Plan Share Award be made which will violate the Company's Articles of Incorporation or Bylaws or any applicable law. In the event Plan Shares are forfeited for any reason, the Compensation Committee may, from time to time, determine which Eligible Persons will be granted Plan Share Awards from forfeited Plan Shares.

    In selecting those Eligible Persons to whom Plan Share Awards will be granted and the number of Plan Shares covered by such Plan Share Awards, the Compensation Committee shall consider the position and responsibilities of the Eligible Persons, the value of their services to the Company and/or the Insurance Companies and any other fact the Compensation Committee may deem relevant.

    6.02 FORM OF ALLOCATION. Promptly after making a Plan Share Award, the Compensation Committee shall notify the Recipient in writing of the grant of the Plan Share Award, the number of Plan Shares covered by the Plan Share Award, and the terms upon which the Plan Shares subject to the Plan Share Award may be earned. The date on which the Compensation Committee so notifies the Recipient shall be considered the date of grant of the Plan Share Awards. The Compensation Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

    6.03 ALLOCATIONS NOT REQUIRED. Notwithstanding anything to the contrary in Sections 6.01 and 6.02, no Eligible Person shall have any right or entitlement to receive a Plan Share Award hereunder, the grant of Plan Share Awards being at the total discretion of the Compensation Committee.

                                  ARTICLE VII

             EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

    7.01  EARNING PLAN SHARES; FORFEITURES.

    (a) GENERAL RULES. Unless the Compensation Committee shall specifically state otherwise at the time a Plan Share Award is granted, Plan Shares subject to a Plan Share Award shall be earned by a Recipient at the rate of twenty percent (20%) of the aggregate number of Plan Shares covered by the Plan Share Award at the end of each full twelve month period following the date of the grant.

    (b) FORFEITURE UPON TERMINATION OF EMPLOYMENT.  Except as set forth in
Section 7.01(c) below, the termination of employment by a Recipient for reasons other than retirement at or after age 65, in the case of an executive officer of the Company or any of the Insurance Companies, or 70, in the case of a director of the Company or any of the Insurance Companies, death, or disability shall constitute revocation of the Recipient's unearned Plan Share Award. If the termination of a Recipient's employment is caused by death, or disability, all unearned Plan Share Awards shall be deemed fully vested.

    (c) REVOCATION FOR MISCONDUCT. Notwithstanding anything hereinafter to the contrary, the Compensation Committee of the Board may, by resolution, immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been delivered thereunder to the Recipient, whether or not yet earned, in the case of a Recipient who is discharged from the employ of the Company or any Insurance Company for Cause, or who is discovered after termination of employment to have engaged in conduct that would have justified termination for Cause, and in the case of a member of the Board, who is removed from the Board for Cause.

    7.02 PAYMENT OF DIVIDENDS. Cash dividends on earned and unearned Plan Shares shall be allocated and distributed to a Recipient when declared and paid by the Company with respect to all shares.

    7.03  DISTRIBUTION OF PLAN SHARES.

    (a) TIMING OF DISTRIBUTIONS. Plan Shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned. At the election of the Recipient, but subject to approval of the Compensation Committee of the Board, unearned Plan Shares subject to a Plan Share Award that would otherwise be held by the Trust may be distributed to the Recipient in the form of restricted stock subject to forfeiture. A Recipient who receives restricted stock may vote such shares, will receive any dividends paid thereon, and will be able to exchange restricted shares for unrestricted shares as vesting occurs.

    (b) FORM OF DISTRIBUTION. All Plan Shares, together with any shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned and payable.

    (c) WITHHOLDING. The Plan Trustee may withhold from any payment or distribution made under this Plan sufficient amounts of cash or shares of Common Stock to cover any applicable withholding and employment taxes, and if the amount of such payment is insufficient, the Plan Trustee may require the Recipient or Beneficiary to pay to the Plan Trustee the amount required to be withheld as a condition of delivering the Plan Shares. The Plan Trustee shall pay over to the Company or any of the Insurance Companies which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

    7.04 VOTING OF PLAN SHARES. After a Plan Share Award has been granted, the Recipient shall be entitled to vote the Plan Shares which are covered by the Plan Share Award and which have been earned, subject to rules and procedures adopted by the Compensation Committee of the Board for this purpose. All shares of Common Stock held by the Trust as to which Recipients are not entitled to direct, or have not directed, the voting, shall be voted by the Plan Trustee in the same proportion as the trustee of the Company's Employee Stock Ownership Plan trust votes the Common Stock held therein, except as otherwise provided in
Section 7.03(a).

                                  ARTICLE VIII

                                     TRUST

    8.01 TRUST. The Plan Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of this Agreement and the applicable directions, rules, regulations, procedures and policies established by the Compensation Committee pursuant to this Agreement.

    8.02 MANAGEMENT OF TRUST. It is the intent of this Agreement that, subject to the provisions of this Agreement, the Plan Trustee shall have complete authority and discretion with respect to the management, control and investment of the Trust, and that the Plan Trustee shall invest all assets of the Trust in Common Stock to the fullest extent practicable, and except to the extent that the Plan Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing its duties, the Plan Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

    (a) To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments by trustees or other fiduciaries. The investment authorized herein constitutes the only investment of the Trust, and in making such investment, the Plan Trustee is authorized to purchase Common Stock from the Company or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

    (b) To invest any Trust assets not otherwise invested in accordance with (a) above in such deposit accounts, certificates of deposit, obligations of the United States government or its agencies or such other investments as shall be considered the equivalent of cash, or to invest in mutual funds which invest in such securities.

    (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

    (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

    (e) To hold cash without interest in such amounts as may be in the opinion of the Trustee reasonable for the proper operation of the Plan and Trust.

    (f) To employ brokers, agents, consultants and accountants.

    (g) To hire counsel to render advice with respect to the Plan Trustee's rights, duties and obligations hereunder, and such other legal services or representation as the Plan Trustee may deem desirable.

    (h) To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

    Notwithstanding anything herein contained to the contrary, the Plan Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

    8.03 RECORDS AND ACCOUNTS. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Board.

    8.04 EARNINGS. All earnings, gains and losses with respect to Trust assets shall be allocated in accordance with a reasonable procedure adopted by the Compensation Committee of the Board.

    8.05 EXPENSES. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Company.

                                   ARTICLE IX

                                 MISCELLANEOUS

    9.01 ADJUSTMENTS FOR CAPITAL CHANGES. The aggregate number of Plan Shares available for issuance pursuant to Plan Share Awards and the number of Plan Shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the Effective Date resulting from any split, subdivision or consolidation of shares or other capital adjustment, or other increase or decrease in such Common Stock effected without receipt or payment of consideration, by the Company.

    9.02 AMENDMENT AND TERMINATION OF PLAN. The Board may, by resolution, at any time amend or terminate the Agreement. Upon termination, the Company may direct the Plan Trustee to return to the Company Common Stock held in the Plan Share Reserve and any other unallocated assets of the Trust. Termination or amendment of the Trust shall not affect a Recipient's right to earn Plan Shares pursuant to previously granted Plan Share Awards or to the distribution of Common Stock relating thereto, including earnings thereon. Termination of the Plan shall not become effective as to previously awarded Plan Share Awards that remain outstanding on the proposed termination date unless the Board elects to distribute all unearned Plan Shares subject to such Plan Share Awards immediately upon such termination.

    9.03 NONTRANSFERABLE. Plan Share Awards and rights to Plan Shares shall not be transferable by a Recipient or Beneficiary, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to the Recipient who was notified in writing of the Plan Share Award by the Compensation Committee of the Board pursuant to Section 6.02.

    9.04 EMPLOYMENT RIGHTS. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Plan Trustee or the Compensation Committee of the Board in connection with the Plan shall create any right on the part of any Eligible Person to continue in the employ of the Company or any of the Insurance Companies or to continue to sit on the Board thereof.

    9.05 VOTING AND DIVIDEND RIGHTS. No Recipient shall have any voting or dividend rights or other rights of a shareholder in respect of any Plan Shares covered by a Plan Share Award, except as expressly provided in Sections 7.02 and
7.04 above.

    9.06 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania without regard to its conflicts of law rules.

    9.07 EFFECTIVE DATE. The date of its execution by the Company and the Plan Trustee.

    9.08  TERM OF PLAN.  This Plan shall remain in effect until the earlier of
(1) 21 years from the Effective Date, (2) termination by the Board, or (3) the distribution of all assets of the Trust. Termination or amendment of the Plan shall not affect any Plan Share Awards previously granted, and such Plan Share Awards shall remain valid and in effect until they have been earned and paid, or by their terms expire or are forfeited.

    IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, as of the 20th day of December, 1996.

                                                OLD GUARD GROUP, INC.

                                                By:        /s/DAVID E. HOSLER
                                                           Name:        David E. Hosler
                                                           Title:       President and Chief Executive
                                                                        Officer

                                                Attest:    /s/STEVEN D. DYER
                                                           Name:        Steven D. Dyer
                                                           Title:       Secretary and General Counsel

    IN WITNESS WHEREOF, the undersigned, JAMES W. APPEL, LUTHER R. CAMPBELL, JR., and RICHARD B. NEILEY, JR., as members of the Compensation Committee of the Board of Directors of OLD GUARD GROUP, INC., hereby execute this Agreement, as Plan Trustee undertaking to perform the obligations and duties of the Plan Trustee hereunder and consenting to the foregoing Management Recognition Plan and Trust Agreement.

                                     Signed:  /s/ JAMES W. APPEL
                                              ---------------------------------------------
                                              James W. Appel

                                              /s/ LUTHER R. CAMPBELL, JR.
                                              ---------------------------------------------
                                              Luther R. Campbell, Jr.

                                              /s/ RICHARD B. NEILEY, JR.
                                              ---------------------------------------------
                                              Richard B. Neiley, Jr.

                              PROXY CARD
                               [Front]

                          OLD GUARD GROUP, INC.

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

    I/We hereby appoint William S. Huber and Ray N. Wiley, Sr., or any one of them acting in the absence of others, as proxyholders, each with the power to appoint his substitute, and hereby authorize them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Old Guard Group, Inc. (the "Company") held of record by me/us on July 1, 1997, at the Annual Meeting of Shareholders to be held on August 19, 1997, or at any adjournment thereof.

    This proxy when property executed will be voted in the manner directed on the reverse side. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR, FOR THE APPROVAL OF THE STOCK COMPENSATION PROGRAM, FOR THE APPROVAL OF THE MANAGEMENT RECOGNITION PLAN AND FOR THE RATIFICATION OF INDEPENDENT AUDITORS. This proxy will be voted, in the discretion of the proxyholders, upon such other business as may properly come before the Annual Meeting of Shareholders or any adjournment thereof.

                 (Please vote and sign on the other side)

                               [Back]
                   Please date, sign and mail your
                 proxy card back as soon as possible!

                    Annual Meeting of Shareholders
                        OLD GUARD GROUP, INC.

                           August 19, 1997





A /x/ Please mark your
      votes in this
      example.


                 For all nominees           WITHHOLD
                 listed at right        AUTHORITY to vote
               (except as marked to     for all nominees
                  the contrary)          listed at right


MATTER NO. 1         /    /                  /    /               Nominees:
ELECTION OF                                                           Luther R. Campbell, Jr.
CLASS 1                                                               Robert L. Wechter
DIRECTORS.

(INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE
FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE
THROUGH THE NAME IN THE LIST AT RIGHT.)

                                               FOR             AGAINST             ABSTAIN
MATTER NO. 2  APPROVAL OF STOCK               /  /              /  /                 /  /
              COMPENSATION PROGRAM

MATTER NO. 3  APPROVAL OF MANAGEMENT          /  /              /  /                /  /
              RECOGNITION PLAN

MATTER NO. 4  RATIFICATION OF INDEPENDENT     /  /              /  /                /  /
              AUDITORS

PLEASE MARK, SIGN DATE AND RETURN THE PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.




SIGNATURE                         DATE              SIGNATURE                    DATE
         -------------------------     ------------          -------------------      ------------


Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.